                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


[X]      Filed by the Registrant
[ ]      Filed by a Party other than the Registrant

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule 14a-7(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

                            OnCure Technologies Corp.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)       Title of each class of securities to which transaction applies:
         2)       Aggregate number of securities to which transaction applies:
         3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
                  determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials.
[ ]      Check box if any part of the fee is offset as provide by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

[ONCURE TECHNOLOGIES LOGO]


                            ONCURE TECHNOLOGIES CORP.
                          610 NEWPORT CENTER, SUITE 350
                             NEWPORT BEACH, CA 92660
                                 ---------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 21, 2003
                                 ---------------

         NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of OnCure Technologies Corp., a Florida corporation ("OnCure Florida"), will be held at 10:00 a.m., Eastern Standard Time, on April 21, 2003, at the offices of Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, New York 10174, for the following purposes:

         1. To approve the reincorporation of OnCure Florida as a Delaware corporation (the "Reincorporation") by merging OnCure Florida with and into OnCURE Medical Corp., a Delaware corporation and a wholly-owned subsidiary of OnCure Florida formed in order to effect the Reincorporation.

         2. To transact such other business as may properly come before the meeting.

         Only holders of record of OnCure Florida's Common Stock, Series C Cumulative Accelerating Redeemable Preferred Stock, Series D Cumulative Accelerating Redeemable Preferred Stock, Series E Cumulative Accelerating Redeemable Preferred Stock and Series H Cumulative Accelerating Redeemable Preferred Stock, at the close of business on March 18, 2003, are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

         SHAREHOLDERS WHO FIND IT CONVENIENT ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. IF YOU ARE NOT ABLE TO DO SO AND WISH THAT YOUR STOCK BE VOTED, YOU ARE REQUESTED TO FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors,

                                            /s/ Jeffrey A. Goffman
                                            JEFFREY A. GOFFMAN
                                            President, Secretary &
                                            Chief Executive Officer



Dated:   March  24, 2003

[ONCURE TECHNOLOGIES LOGO]


                            ONCURE TECHNOLOGIES CORP.
                       610 NEWPORT CENTER DRIVE, SUITE 350
                             NEWPORT BEACH, CA 92660
                             -----------------------

                           PRELIMINARY PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of OnCure Technologies Corp. , a Florida corporation (" OnCure Florida"), of proxies to be used at a Special Meeting of Shareholders of OnCure Florida (the "Special Meeting") to be held at 10:00 a.m., Eastern Standard Time, on April 21, 2003, at the offices of Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue, New York, New York 10174, and at any adjournment or postponement thereof. The purposes of the Special Meeting are:

         1. To approve the reincorporation of OnCure Florida as a Delaware corporation (the "Reincorporation") by merging OnCure Florida with and into OnCURE Medical Corp., a Delaware corporation and a wholly-owned subsidiary of OnCure Florida formed in order to effect the Reincorporation ( "OnCure Delaware" and, as the successor to OnCure Florida, "OnCURE Medical").

         2. To transact such other business as may properly come before the meeting.

         If proxy cards in the accompanying form are properly executed and returned, the shares of voting stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted
(i) for the Reincorporation, and (ii) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment or postponement thereof. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Secretary of OnCure Florida, or by the vote of a shareholder cast in person at the meeting. If a proxy is not returned, the shares represented by such proxy will not be voted. The approximate date of mailing of this Proxy Statement is March 24, 2003.

                                     VOTING

                  Shareholders of record at the close of business on March 18, 2003 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. On that date, OnCure Florida had outstanding 8,863,843 shares of common stock, $.001 par value per share ("Florida Common Stock"), 1,000 shares of Series C Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Florida Series C Stock"), 1,000 shares of Series D Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Florida Series D Stock"), 1,000 shares of Series E Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Florida Series E Stock"), and 215 shares of Series H Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Florida Series H Stock"). Holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business; however, proxies that are not returned are not counted for purposes of determining the presence or absence of a quorum.

         Each share of Florida Common Stock is entitled to one vote on all matters to come before the Special Meeting (except for matters in which the holders of shares of Florida Series C Stock, Florida Series D Stock, Florida Series E Stock and Florida Series H Stock are entitled to vote separately as a class). On all matters to come before the Special Meeting on which the holders of shares of Florida Common Stock are entitled to vote, each share of Florida Series D Stock is entitled to 1,923 votes, each share of Florida Series E Stock is entitled to 3,076 votes and each share of Florida Series H Stock is entitled to 2,666 votes. The holders of shares of Florida Series C Stock have limited voting rights and do not vote on any matter with the holders of shares of Florida Common Stock.

         The favorable vote of a majority of the outstanding shares of: (i) Florida Common Stock, Florida Series D Stock, Florida Series E Stock and Florida Series H Stock, voting together as a class, and (ii) Florida Series C Stock, Florida Series D Stock, Florida Series E Stock, and Florida Series H Stock, each voting separately as a class, is necessary to approve the Reincorporation. Abstentions, broker non-votes and shares represented by unreturned proxies are not considered votes cast and will have no effect on the outcome of the matters scheduled to be considered at the Special Meeting.

         The Board of Directors recommends a vote FOR the proposal to approve the Reincorporation.

              SUMMARY OF THE PRINCIPAL TERMS OF THE REINCORPORATION


         This summary describes the most material terms of the reincorporation, which is the proposal to be considered by you, as a shareholder of OnCure Florida, at the Special Meeting. You should carefully read this entire proxy statement and the other documents we refer you to for a more complete understanding of the matters to be considered at the Special Meeting.

o Pursuant to an Agreement and Plan of Merger between OnCure Florida and OnCure Delaware (the "Merger Agreement"), OnCure Florida will be merged with and into the OnCure Delaware (the "Merger"). See "Principal Features of the Reincorporation."

o As a result of the Merger: (i) OnCure Florida will cease to exist and OnCURE Medical, as the surviving corporation in the Merger, will: (x) assume all of the assets, liabilities, rights and obligations of OnCure Florida, and (y) operate under the name "OnCURE Medical Corp.;" (ii) the shares of OnCure Florida's common stock, $.001 par value per share (the "Florida Common Stock"), and preferred stock, $.001 par value per share (the "Florida Preferred Stock"), will automatically be converted, on a one-for-one basis, into substantially similar securities of OnCure Delaware; and (iii) all rights to acquire shares of Florida Common Stock under or pursuant to options, warrants or contractual rights which are outstanding on the effective date of the Merger will automatically be converted into a like number of options, warrants and rights to purchase shares of OnCure Delaware's common stock, $.001 par value per share ("Delaware Common Stock"). See "Principal Features of the Reincorporation."

o Upon consummation of the Reincorporation, you will no longer have any rights as a shareholder of OnCure Florida. Instead, you will have rights as a shareholder of OnCURE Medical. Those rights will be determined by Delaware law, OnCure Delaware's Certificate of Incorporation and Bylaws. See "Significant Changes to OnCure Florida's Charter and Bylaws to be Implemented by the Reincorporation" and "Certain Significant Differences Between the Laws of Florida and Delaware."

o The directors and officers of OnCure Florida immediately prior to the Merger will serve as the directors and officers of OnCure Delaware immediately following the Merger, until further action with respect to directors and officers is taken in accordance with Delaware law, OnCure Delaware's Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws"). See "Principal Features of the Reincorporation."



AS A SHAREHOLDER OF ONCURE FLORIDA YOU HAVE THE RIGHT UNDER THE FLORIDA BUSINESS CORPORATION ACT TO DISSENT FROM THE REINCORPORATION AND THE MERGER. SEE "RIGHTS OF DISSENTING SHAREHOLDERS."

YOUR APPROVAL OF THE REINCORPORATION WILL ALSO CONSTITUTE APPROVAL OF THE MERGER AGREEMENT.

                                   PROPOSAL 1
                           REINCORPORATION IN DELAWARE


         The Board of Directors believes that the best interests of OnCure Florida and its shareholders will be served by changing OnCure Florida's state of incorporation from Florida to Delaware.

PRINCIPAL REASONS FOR THE REINCORPORATION

         The Board of Directors believes that the Reincorporation will give OnCure Florida a greater measure of flexibility and simplicity in corporate governance than is available under Florida law. The State of Delaware is recognized for adopting comprehensive modern and flexible corporate laws, which are periodically revised, to respond to the changing legal and business needs of corporations. For this reason, many major corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by OnCure Florida. Consequently, the Delaware judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing Delaware law. Delaware corporate law, accordingly, has been, and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the OnCure Florida's corporate legal affairs. For these reasons, the Board of Directors believes that the OnCure Florida's business and affairs can be conducted to better advantage if the OnCure Florida is able to operate under Delaware law.
See "Certain Significant Differences between the Laws of Florida and Delaware."

PRINCIPAL FEATURES OF THE REINCORPORATION

The Merger

         Pursuant to the Merger Agreement, (i) OnCure Florida will merge with and into OnCure Delaware and its separate legal existence will cease, (ii) OnCure Delaware shall continue as the surviving corporation and shall succeed to all of the rights, assets, liabilities, and obligations of OnCure Florida, (iii) the shareholders of OnCure Florida will automatically become the shareholders of OnCure Delaware, and (iv) all of the officers and directors of OnCure Florida will become officers and directors of OnCure Delaware.

          The consummation of the transaction contemplated by the Merger Agreement is subject to the approval of the shareholders of OnCure Florida. If the shareholders of OnCure Florida approve the Reincorporation and thereby adopt the Merger Agreement, the Reincorporation will become effective upon the filing of the requisite merger documents in Delaware and Florida (which filings will occur on the effective date of the Merger or as soon as practicable thereafter). Notwithstanding the foregoing, pursuant to the terms of the Merger Agreement, the Merger may be abandoned at any time prior to the effective date with the approval of the Board of Directors and the board of directors of OnCure Delaware (the "Delaware Board of Directors"). In addition, the Board of Directors may amend the Merger Agreement at any time prior to the effective date provided that such amendment may not (i) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Florida Common Stock or Florida Preferred Stock, (ii) alter or change any term of the Delaware Certificate, or (iii) alter or change any of the terms and conditions of the Merger Agreement if such alteration or change would have a materially adverse affect on the holders of the Florida Common Stock or Florida Preferred Stock.

         The foregoing description of the Merger Agreement is not intended to be complete and is qualified in its entirety by the complete text of the Merger Agreement, which is filed as Exhibit A hereto and is incorporated herein by reference.

Changing the Corporate Name From OnCure Technologies Corp. to OnCURE Medical
Corp.

         The Board of Directors believes that OnCure Delaware's name--OnCURE Medical Corp.--more accurately reflects OnCure Florida's current business focus and, therefore, will adopt OnCure Delaware's name as part of the Reincorporation.

OnCure Delaware

         Prior to the Merger, OnCure Delaware will not have conducted any substantive business operations. Upon the consummation of the transactions contemplated by the Merger Agreement, OnCure Delaware will conduct the operations of OnCure Florida. See "Business Conducted by OnCure Florida." OnCURE Medical will be governed by Delaware law, the Delaware Certificate and the Delaware Bylaws. The Delaware Certificate and the Delaware Bylaws are attached hereto as Exhibit B and Exhibit C, respectively, and are incorporated herein by reference.

Officers and Directors

         Upon the effective date of the Merger, the present officers and directors of OnCure Florida will continue to be the officers and directors of OnCURE Medical. This will result in the following persons holding the positions indicated below in OnCURE Medical until OnCURE Medical's next annual meeting or until their respective successors are elected and qualified:

NAME                                        AGE       POSITION
----                                        ---       --------
Shyam B. Paryani, MD                        47        Chairman of the Board of Directors
Jeffrey A. Goffman                          44        President, Chief Executive Officer, Secretary and Director
Charles J. Jacobson                         63        Director of Managed Care Contracting and Director
Stanley S. Trotman, Jr.                     56        Director
Gordon C. Rausser, Ph.D.                    57        Director
Matthew Shaw                                34        Director
John H. Zeeman                              74        Director
John W. Wells, Jr., M.D.                    48        Director
Richard A. Baker                            52        Senior Vice President and Chief Financial Officer

Capitalization

         OnCure Florida is authorized to issue 100,000,000 shares of Florida Common Stock and 1,000,000 shares of Florida Preferred Stock. As of March 18, 2003, there were (i) 8,863,843 shares of Florida Common Stock, (ii) 1,000 shares of Florida Series C Stock, (iii) 1,000 shares of Florida Series D Stock,
(iv) 1,000 shares of Florida Series E Stock, (v) 215 shares of Florida Series H Stock, (vi) warrants to purchase 1,640,000 shares of Florida Common Stock and
(vii) options to purchase 1,170,666 shares of Florida Common Stock, issued and outstanding.

         OnCure Delaware is authorized to issue 100,000,000 shares of Delaware Common Stock, and 1,000,000 shares of preferred stock, $.001 par value per share ("Delaware Preferred Stock"). Immediately after the Merger (assuming that no shareholder has exercised its dissenter's rights and that prior to effective date of the Merger OnCure Florida has not issued any additional shares of Florida Common Stock or Florida Preferred Stock), there will be (i) 8,863,843 shares of Delaware Common Stock, (ii) 1,000 shares of Series C Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Delaware Series C Stock"), of OnCure Delaware, (iii) 1,000 shares of Series D Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Delaware Series D Stock"), of OnCure Delaware, (iv) 1,000 shares of Series E Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Delaware Series E Stock"), of OnCure Delaware, (v) 215 shares of Series H Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share ("Delaware Series H Stock"), of OnCure Delaware, (vi) warrants to purchase 1,640,000 shares of Delaware Common Stock, and (vii) options to purchase 1,170,666 shares of Delaware Common Stock, issued and outstanding.

Exchange and Conversion of Shares

         The shares of Florida Common Stock and Florida Preferred Stock will automatically be converted, on a one-for-one basis, into like securities of OnCure Delaware. The conversion will occur as follows: (i) all of the Florida Common Stock will convert, on a one-for-one basis, into shares of Delaware Common Stock and each share certificate that represented a share of Florida Common Stock immediately prior to the effective date of the Merger will thereafter be deemed to represent one share of Delaware Common Stock without any action on the part of the holder; (ii) all of the Florida Preferred Stock will be converted, on a one-for-one basis, into shares of the corresponding series of shares of Delaware Preferred Stock and each share certificate that represented a share of such series of Florida Preferred Stock immediately prior to the effective date of the Merger will thereafter be deemed to represent one share of the same series of Delaware Preferred Stock without any action on the part of the holder; and (iii) all rights to acquire shares of Florida Common Stock under or pursuant to options, warrants or contractual rights which are outstanding on the effective date of the Merger will automatically be converted into a like number of options, warrants and rights to purchase shares of Delaware Common Stock, with like exercise or conversion rights, without any action on the part of the holder.

Rights of the Shareholders

         Subject to the differences in the laws of Delaware and Florida, the rights of OnCure Florida's shareholders with respect to the particular class or series of securities held by such shareholder will remain the same following the Reincorporation and will entitle the holder thereof to voting rights, dividend rights and liquidation rights equivalent to the rights attached to the respective class or series of securities prior to the effective time of the Merger (except as provided below - See "Significant Changes to OnCure Florida's Charter and Bylaws to be Implemented by the Reincorporation" and "Certain Significant Differences Between the Laws of Florida and Delaware").

Trading of Delaware Common Stock

         After the Reincorporation, those persons who were formerly shareholders of OnCure Florida may continue to make sales or transfers using their OnCure Florida stock certificates. OnCURE Medical will issue new certificates representing shares of Delaware Common Stock for transfers occurring after the effective date of the Merger. On request, OnCURE Medical will issue new certificates to anyone who holds OnCure Florida's stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         Shareholders whose shares of OnCure Florida were freely tradable before the Reincorporation will own shares of OnCURE Medical which are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of OnCURE Medical which have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, shares issued pursuant to the Reincorporation will be deemed to have been acquired on the date the holder thereof originally acquired their shares in OnCure Florida.

         After the Reincorporation, OnCURE Medical will continue to be a publicly held corporation, with its common stock listed for trading on the OTC Bulletin Board under the symbol "ONCU." OnCURE Medical will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that OnCure Florida has previously filed and provided.

SIGNIFICANT CHANGES TO ONCURE FLORIDA'S CHARTER AND BYLAWS TO BE IMPLEMENTED BY THE REINCORPORATION

Special Meetings of Shareholders

         Under Florida law, a special meeting of shareholders may be called by the board of directors or by the holders of at least 10% of the shares entitled to vote at the meeting or by such other persons or groups as may be authorized in the articles of incorporation or the bylaws of the Florida corporation. Under Delaware law, a special meeting may be called by the board of directors and only such other persons as are authorized by the certificate of incorporation or the bylaws of the Delaware corporation. The Delaware Bylaws, unlike the OnCure Florida's Bylaws, provides that a special meeting of shareholders may be called only by a majority of the Delaware Board of Directors or by a committee of the Delaware Board of Directors, which has been duly delegated, such authority by the Delaware Board of Directors and by no other person. Neither the Delaware Certificate nor OnCure Florida's Articles of Incorporation (the "Florida Articles") addresses this issue.

Limitation of Liability

         The Delaware Certificate contains a provision limiting or eliminating, with certain exceptions, the liability of directors to OnCure Delaware and its shareholders for monetary damages for breach of their fiduciary duties.

Although the Florida Articles contain a similar provision, charter provisions similar to the one set forth in the Delaware Certificate are not permitted under Florida law. The Board of Directors believes that the provision set forth in the Delaware Certificate will better enable OnCURE Medical to attract and retain, as directors, responsible individuals with the experience and background required to direct OnCURE Medical's business and affairs.

         It has become increasingly difficult for corporations to obtain adequate liability insurance to protect directors from personal losses resulting from suits or other proceedings involving them by reason of their service as directors. Such insurance is considered a standard condition of directors' engagement. However, coverage under such insurance is no longer routinely offered by insurers and many traditional insurance carriers have withdrawn from the market. To the extent such insurance is available, the scope of coverage is often restricted, the dollar limits of coverage are substantially reduced and the premiums have risen dramatically. At the same time directors have been subject to substantial monetary damage awards in recent years. Traditionally, courts have not held directors to be insurers against losses a corporation may suffer as a consequence of directors' good faith exercise of business judgment, even if, in retrospect, the directors' decision was an unfortunate one. In the past, directors have had broad discretion to make decisions on behalf of the corporation under the "business judgment rule." The business judgment rule offers protection to directors who, after reasonable investigation, adopt a course of action that they reasonably and in good faith believe will benefit the corporation, but which ultimately proves to be disadvantageous. Under those circumstances, courts have typically been reluctant to subject directors' business judgments to further scrutiny. Some recent court cases have, however, imposed significant personal liability on directors for failure to exercise an informed business judgment with the result that the potential exposure of directors to monetary damages has increased. Consequently legal proceedings against directors relating to decisions made by directors on behalf of corporations have significantly increased in number, cost of defense and level of damages claimed. Whether or not such an action is meritorious, the cost of defense can be well beyond the personal resources of a director.

         The Delaware General Assembly considered such developments a threat to the quality and stability of the governance of Delaware corporations because of the unwillingness of directors, in many instances, to serve without the protection that insurance traditionally has provided and because of the deterrent effect on entrepreneurial decision-making by directors who do serve without the protection of traditional insurance coverage. In response, in 1986 the Delaware General Assembly adopted amendments to the Delaware General Corporation Law ("DGCL") that permit a corporation to include in its charter a provision to limit or eliminate, with certain exceptions, the personal liability of directors to a corporation and its shareholders for monetary damages for breach of their fiduciary duties. Similar charter provisions limiting a director's liability are not permitted under Florida law.

         The Board of Directors believes that the limitation on directors' liability permitted under Delaware law will assist OnCURE Medical in attracting and retaining qualified directors by limiting directors' exposure to liability. The Reincorporation proposal will implement this limitation on liability of the directors of OnCURE Medical, inasmuch as the Delaware Certificate provides that to the fullest extent that the DGCL now or hereafter permits the limitation or elimination of the liability of directors, no director will be liable to OnCURE Medical or its shareholders for monetary damages for breach of fiduciary duty. Under such provision, OnCURE Medical's directors will not be liable for monetary damages for acts or omissions occurring on or after the effective date of the Merger, even if they should fail, through negligence or gross negligence, to satisfy their duty of care (which requires directors to exercise informed business judgment in discharging their duties). The Delaware Certificate would not limit or eliminate any liability of directors for acts or omissions occurring prior to the effective date of the Merger. As provided under Delaware law, the Delaware Certificate cannot eliminate or limit the liability of directors for breaches of their duty of loyalty to the Delaware Certificate, acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, paying a dividend or effecting a stock repurchase or redemption which is illegal under the DGCL, or transactions from which a director derived an improper personal benefit. Further, the Delaware Certificate would not affect the availability of equitable remedies, such as an action to enjoin or rescind a transaction involving a breach of a director's duty of care. The Delaware Certificate pertains to breaches of duty by directors acting as directors and not to breaches of duty by directors acting as officers (even if the individual in question is also a director). In addition, the Delaware Certificate would not affect a director's liability to third parties or under the federal securities laws.

         The Delaware Certificate is worded to incorporate any future statutory revisions limiting directors' liability. It provides, however, that no amendment or repeal of its provision will apply to the liability of a director for any acts or omissions occurring prior to such amendment or repeal, unless such amendment has the affect of further limiting or eliminating such liability.

         The Board of Directors has not received notice of any lawsuit or other proceeding to which the limitations on director liability included in the Delaware Certificate might apply and is not aware of any existing circumstances to which such limitations might apply. The Board of Directors recognizes that the Delaware Certificate may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders from instituting litigation against directors for breach of their duty of care, even though such an action, if successful, might benefit OnCURE Medical and its shareholders. However, given the difficult environment and potential for incurring liabilities currently facing directors of publicly held corporations, the Board of Directors believes that the Delaware Certificate is in the best interests of OnCure Florida and its shareholders, since it should enhance OnCURE Medical's ability to retain highly qualified directors and reduce a possible deterrent to entrepreneurial decision making. In addition, the Board of Directors believes that the Delaware Certificate may have a favorable impact over the long term on the availability, cost, amount and scope of coverage of directors' liability insurance, although there can be no assurance of such an effect.

         The Delaware Certificate may be viewed as limiting the rights of shareholders, and the broad scope of the indemnification provisions could result in increased expense to OnCURE Medical. The Board of Directors believe, however, that these provisions will provide a better balancing of the legal obligations of, and protections for, directors and will contribute to the quality and stability of OnCURE Medical 's governance. The Board of Directors has concluded that the benefit to shareholders of improved corporate governance outweighs any possible adverse effects on shareholders of reducing the exposure of directors to liability and broadening indemnification rights. Because the Delaware Certificate deals with the potential liability of directors, the members of the Board of Directors may be deemed to have a personal interest in effecting the Reincorporation.

THE MEMBERS OF THE BOARD OF DIRECTORS MAY BE DEEMED TO HAVE A PERSONAL INTEREST IN THE EFFECTUATION OF THE REINCORPORATION, BECAUSE, AS DIRECTORS OF ONCURE MEDICAL, THEY MAY PERSONALLY BENEFIT FROM THE LIMITATIONS ON LIABILITY CONTAINED IN THE DELAWARE CERTIFICATE.

Indemnification.

         As part of the 1986 legislation permitting a corporation to limit or eliminate the liability of directors, the Delaware General Assembly, for the reasons noted under "Limitation of Liability" above, also amended the provisions of the DGCL governing indemnification to clarify and broaden the indemnification rights which corporations may provide to their directors, officers and other corporate agents. The Florida Business Corporation Act ("FBCA") also contains broad indemnification provisions. The Delaware Certificate reflects the provisions of Delaware law, as recently amended, and, as discussed below, provides broad rights to indemnification.

         In recent years, investigations, actions, suits and proceedings, including actions, suits and proceedings by or in the right of a corporation to procure a judgment in its favor (referred to together as "proceedings"), seeking to impose liability on, or involving as witnesses, directors and officers of publicly-held corporations have become increasingly common. Such proceedings are typically very expensive, whatever their eventual outcome. In view of the costs and uncertainties of litigation in general it is often prudent to settle proceedings in which claims against a director or officer are made. Settlement amounts, even if material to the corporation involved, and minor compared to the enormous amounts frequently claimed, often exceed the financial resources of most individual defendants. Even in proceedings in which a director or officer is not named as a defendant he may incur substantial expenses and attorneys' fees if he is called as a witness or otherwise becomes involved in the proceeding. Although OnCure Florida's directors and officers have not incurred any liability or significant expense as a result of any proceeding to date, the potential for substantial loss does exist. As a result, an individual may conclude that the potential exposure to the costs and risks of proceedings in which he may become involved may exceed any benefit to him from serving as a director or officer of a public corporation. The increasing difficulty and expense of obtaining directors' and officers' liability insurance discussed above has compounded the problem.

         The broad scope of indemnification now available under Delaware law will permit OnCURE Medical to offer its directors and officers greater protection against these risks. The Board of Directors believes that such protection is reasonable and desirable in order to enhance OnCURE Medical's ability to attract and retain qualified directors as well as to encourage directors to continue to make good faith decisions on behalf of OnCURE Medical with regard to the best interests of OnCURE Medical and its shareholders.

         The Florida Articles provide that OnCure Florida will indemnify it directors and officers to the fullest extent permitted under Florida law as in effect from time to time. The Delaware Certificate provides that the OnCure Delaware will indemnify it directors and officers to the fullest extent permitted under Delaware law as in effect from time to time, with respect to expenses, liability or loss actually and reasonably incurred by any person in connection with any actual or threatened proceeding by reason of the fact that such person is or was a director or officer of OnCure Delaware or is or was serving at the request of OnCure Delaware as a director or officer of another corporation or of a partnership, joint venture, trust, employee benefit plan or other enterprise at the request of OnCure Delaware. The right to indemnification includes the right to receive payment of expenses in advance of the final disposition of such proceeding, consistent with applicable law from time to time in effect; provided, however, that if the DGCL requires the payment of such expenses in advance of the final disposition of a proceeding, payment shall be made only if such person undertakes to repay OnCure Delaware if it is ultimately determined that he or she was not entitled to indemnification. Directors and officers would not be indemnified for loss, liability or expenses incurred in connection with proceedings brought against such persons other than in the capacities in which they serve OnCure Delaware. Under the Delaware Certificate, OnCure Delaware may, although it has no present intention to do so, by action of its board of directors, provide the same indemnification to its employees and representatives as it provides to its directors and officers. The Delaware Certificate provides that such practices are not exclusive of any other rights to which persons seeking indemnification may otherwise be entitled under any agreement or otherwise. The Delaware Certificate also provides for payment of all expenses incurred, including those incurred to defend against a threatened proceeding. Additionally, the Delaware Certificate provides that indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Under Delaware law, as with Florida law, rights to indemnification and expenses need not be limited to those provided by statute. As a result, under Delaware law and the Delaware Certificate, the Delaware Certificate will be permitted to indemnify its directors and officers, within the limits established by law and public policy, pursuant to an express contract, a by-law provision, a shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the Florida Articles or expressly provided for under Florida or Delaware law.

         Insofar as the Delaware Certificate provides indemnification to directors or officers for liabilities arising under the Securities Act of 1933, it is the position of the Securities and Exchange Commission that such indemnification would be against public policy as expressed in such statute and, therefore, unenforceable.

          The Board of Directors recognizes that OnCURE Medical may, in the future, be obligated to incur substantial expense as a result of the indemnification rights conferred under the Delaware Certificate, which are intended to be as broad as possible under applicable law.

THE MEMBERS OF THE BOARD OF DIRECTORS MAY BE DEEMED TO HAVE A PERSONAL INTEREST IN THE EFFECTUATION OF THE REINCORPORATION, BECAUSE, AS DIRECTORS OF ONCURE MEDICAL, THEY MAY PERSONALLY BENEFIT FROM THE INDEMNIFICATION PROVISIONS OF THE DELAWARE CERTIFICATE.

CERTAIN SIGNIFICANT DIFFERENCES BETWEEN THE LAWS OF FLORIDA AND DELAWARE

Dividends

         A Florida corporation may not make distributions to shareholders if, after giving it effect, in the judgment of the board of directors: (i) the corporation would not be able to pay its debts as they become due in the usual course of business; and (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. In contrast, a Delaware corporation may pay dividends either out of surplus or, if there is no surplus, and except in very limited circumstances, out of net profits for the fiscal year in which the dividend is declared or out of net profits for the preceding fiscal year. In any event, neither OnCure Delaware nor OnCure Florida anticipates paying dividends to shareholders holding shares of common stock in the foreseeable future.

Interested Director Transactions

         Under both Florida and Delaware law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest if the contract or transaction is fair to the corporation when authorized or if it is approved in good faith by the shareholders or by the directors who are not interested therein after the material facts as to the contract or transaction and the interest of any interested directors are disclosed. With certain exceptions, Florida and Delaware law are the same in this area. Under Florida law, if approval of the board of directors is to be relied upon for this purpose, the contract or transaction may be approved by a majority vote of a quorum of the directors without counting the vote of the interested director or directors (except for purposes of establishing quorum). Under Delaware law, the approval of the board of directors can be obtained for the contract or transaction by the vote of a majority of the disinterested directors, even though less than a majority of a quorum. Accordingly, it is possible that certain transactions that the board of directors currently might not be able to approve itself, because of the number of interested directors, could be approved by a majority of the disinterested directors of OnCURE Medical, although less than a majority of a quorum. The Board of Directors is not aware of any plans to propose any transaction that could not be approved by it under Florida law but could be approved under Delaware law.

Sequestration of Shares

         Delaware law provides that the shares of any person in a Delaware corporation may be attached or "sequestered" for debts or other demands. Such provision could be used to assert jurisdiction against a non-resident holder of OnCURE Medical's shares, thereby compelling the non-resident holder to appear in an action brought in a Delaware court. Florida law has no comparable provision.

Tender Offer and Business Combination Statutes.

         Florida law regulates tender offers and business combinations involving Florida corporations, as well as certain corporations incorporated outside Florida that conduct business in Florida. Florida law provides that any acquisition by a person, either directly or indirectly, of ownership of, or the power to direct the voting of, 20% or more ("Control Shares") of the outstanding voting securities of a corporation is a "Control Share Acquisition." A Control Share Acquisition must be approved by a majority of each class of outstanding voting securities of such corporation excluding the shares held or controlled by the person seeking approval before the Control Shares may be voted. A special meeting of shareholders must be held by the corporation to approve a Control Share Acquisition within 50 days after a request for such meeting is submitted by the person seeking to acquire control. If the Control Shares are accorded full voting rights and the acquiring person has acquired Control Shares with a majority or more of the voting power of the corporation, all shareholders shall have dissenter's rights as provided by applicable Florida law.

         Florida law regulates mergers and other business combinations between a corporation and a shareholder who owns more than 10% of the outstanding voting shares of such corporation ("Interested Shareholder"). Specifically, any such merger between a corporation and an Interested Shareholder must be approved by the vote of the holders of two-thirds of the voting shares of such corporation excluding the shares beneficially owned by such shareholder. The approval by shareholders is not required, however, if (i) such merger or business combination is approved by a majority of disinterested directors, (ii) such Interested Shareholder is the beneficial owner of at least 90% of the outstanding voting shares excluding the shares acquired directly from the subject corporation in a transaction not approved by a majority of disinterested directors, or (iii) the price paid to shareholders in connection with a merger or a similar business combination meets the statutory test of "fairness."

         Delaware law regulates hostile takeovers by providing that an "interested shareholder," defined as a shareholder owning 15% or more of the corporation's voting stock or an affiliate or associate thereof, may not engage in a "business combination" transaction, defined to include a merger, consolidation or a variety of self-dealing transactions with the corporation for a period of three years from the date on which such shareholder became an "interested shareholder" unless (a) prior to such date the corporation's board of directors approved either the "business combination" transaction or the transaction in which the shareholder became an "interested shareholder," (b) the shareholder, in a single transaction in which he became an "interested shareholder," acquires at least 85% of the voting stock outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are directors and also officers of the corporation) or (c) on or subsequent to such date, the "business combination" transaction is approved by the corporation's board of directors and authorized at an annual or special meeting of the corporation's shareholders, by the affirmative vote of at least two-thirds of the outstanding voting stock not owned by the "interested shareholder."

         Thus, the effect of such provision of Delaware law is to prevent any attempted hostile takeover of a Delaware corporation from being completed for three years unless (a) at least 85% of the voting shares of the target are acquired in a single transaction; (b) at least two-thirds of the voting shares of the target, excluding the shares held by the bidder, vote in favor of the acquisition; or (c) the corporation opts out of the statutory protection.

Dissenters' Rights

         Under Florida law shareholders may dissent from, and demand cash payment of, the fair value of their shares in respect of (i) a merger or consolidation of the corporation, and (ii) a sale or exchange of all or substantially all of a corporation's assets, including a sale in dissolution.

         Under Delaware law, dissenters' rights are not available with respect to a sale, lease, exchange or other disposition of all or substantially all of a corporation's assets or any amendment of its charter, unless such corporation's charter expressly provides for dissenters' rights in such instances. The Delaware Certificate contains no such provision. Shareholders of a Florida corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or quoted on the NASDAQ National Market System. Shareholders of a Delaware corporation have no dissenters' rights in the case of a merger or consolidation if their shares are either listed on a national securities exchange or held of record by more than 2,000 shareholders or the corporation is the survivor of a merger that did not require the shareholders to vote for its approval; provided, however, that dissenters' rights will be available in such instances if shareholders are required under the merger or consolidation to accept for their shares anything other than shares of stock of the surviving corporation, shares of stock of a corporation either listed on a national securities exchange or held of record by more than 2,000 shareholders, cash, in lieu of fractional shares, or any combination of the foregoing.

THIS PROXY STATEMENT MERELY SUMMARIZES CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS OF FLORIDA AND DELAWARE. MANY PROVISIONS OF THE FBCA AND THE DGCL MAY BE SUBJECT TO DIFFERING INTERPRETATIONS, AND THE DISCUSSION OFFERED HEREIN MAY BE INCOMPLETE IN CERTAIN RESPECTS. THE DISCUSSION CONTAINED IN THIS PROXY STATEMENT IS NOT A SUBSTITUTE FOR DIRECT REFERENCE TO THE STATUTES THEMSELVES OR FOR PROFESSIONAL INTERPRETATION OF THEM.

                      BUSINESS CONDUCTED BY ONCURE FLORIDA

         OnCure Florida operates and manages twelve (12) radiation cancer treatment centers. OnCure Florida's centers provide treatment areas and equipment for radiation therapy and diagnostic radiology. OnCure Florida does not own physician practices nor does it maintain any control over the provision of medical services at its centers. OnCure Florida does, however, provide capital and management resources to its affiliated physician groups, including clinical management, billing and collection, data warehousing and other administrative services. OnCure Florida also owns a mobile Positron Emission Tomography unit, a mobile Cat Scan 3-Dimensional Treatment Planning system and two mobile High Dose Rate Brachytherapy units. The nature of OnCure Florida's business will not change following the Reincorporation.

                               CONTACT INFORMATION

         The telephone number and address of the principal executive office of OnCure Delaware and OnCure Florida are set forth below.

                            OnCure Technologies Corp.
                      610 Newport Center Drive, Suite 350,
                             Newport Beach, CA 92660
                                 (949) 721-6540


                                     VOTING

         After reading this document, you will need to execute the Proxy Card provided you herewith, and any other documents applicable to you that are included in this packet. Alternatively, you may appear at the Meeting and vote in person. If you have more questions about the Reincorporation or the Merger you should contact either Investor Relations at OnCure Florida by telephone at
(949) 721-6540.

             The Board of Directors recommends a vote FOR the proposal to approve the Reincorporation.


                  CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         The following is a discussion of certain United States federal income tax consequences that may be relevant to holders of Florida Common Stock who receive Delaware Common Stock as a result of the Merger. The discussion does not address all of the tax consequences of the Merger that may be relevant to particular shareholders of OnCure Florida, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of Florida Preferred Stock or of options or warrants to acquire Florida Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date of this Proxy Statement.

         OnCure Florida will not request a ruling from the United States Internal Revenue Service about the federal income tax consequences of the Merger. However, the Merger will be intended to qualify as, and OnCure Florida believes that the Merger will qualify as, a reorganization under Section 368 of the Code. Consequently, holders of Florida Common Stock will not recognize any gain or loss for federal income tax purposes from the conversion of their Florida Common Stock into common shares of Delaware Common Stock. For federal income tax purposes, a holder's aggregate basis in the shares of Delaware Common Stock received in the Merger will equal such holder's aggregate basis in the Florida Common Stock converted therefor, and such holder's holding period for the Delaware Common Stock received in the Merger will include such holder's holding period in the Florida Common Stock converted therefor.

         The receipt of cash, pursuant to the exercise of dissenters' rights, as the fair value for Florida Common Stock, will be a taxable transaction for federal income tax purposes to shareholders receiving such cash. A dissenting shareholder who owns no shares of Delaware Common Stock after the consummation of the Merger (either directly or constructively pursuant to certain rules of constructive ownership under applicable tax laws) will recognize gain or loss measured by the difference between the cash so received and such shareholder's adjusted tax basis in the Florida Common Stock exchanged therefor. Such gain or loss will be treated as a capital gain or loss if the Florida Common Stock was held as a capital asset by such shareholder, and will be long-term capital gain or loss if such shareholder has held such shares for more than one year.

         OnCure Florida will not recognize any gain or loss for federal income tax purposes upon the transfer of its property to OnCure Delaware pursuant to the Merger. In addition, OnCure Delaware will succeed to and take into account of the earnings and profits, accounting methods, and other tax attributes of OnCure Florida specified in Section 381(c) of the Code.

                       ACCOUNTING TREATMENT OF THE MERGER

         In accordance with generally accepted accounting principles, OnCure Florida expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

                              REGULATORY APPROVALS

         The Merger is not expected to be consummated until OnCure Florida has obtained all required consents of governmental authorities. To OnCure Florida's knowledge, no consent is required by any governmental authority in connection with the Merger.

                        RIGHTS OF DISSENTING SHAREHOLDERS

         Shareholders who have not consented to the Reincorporation and who comply with the dissenters' rights provisions of the FBCA will have the right to be paid in cash for the fair value of their shares of Florida Common Stock and/or Florida Preferred Stock (referred to collectively as "Shares"). Such fair value will be determined as of the close of business on April 20, 2003, the day before the Special Meeting, excluding any appreciation or depreciation directly or indirectly in anticipation of the Reincorporation, or the authorization of either, unless a court were to determine that such exclusion would be inequitable. In order to receive cash payment for such Shares, a dissenting shareholder must comply with the procedures specified by Sections 607.1302 and
607.1320 of the FBCA. The following is a summary of the principal provisions of Sections 607.1302 and 607.1320. The complete text of Sections 607.1301 (which contains definitions to certain terms used in Sections 607.1302 and 607.1320),
607.1302 and 607.1320 are filed as Exhibit D hereto and are incorporated herein by reference. The following discussion is subject to the possibility that OnCure Florida may abandon the Reincorporation if the Board of Directors determines that the Reincorporation, would be impracticable, undesirable or not in the best interests of OnCure Florida's shareholders due to the potential liability of OnCure Florida resulting from the exercise of dissenters' rights by more than a nominal number of OnCure Florida's shareholders. If OnCure Florida abandons the Reincorporation, the rights of dissenting shareholders on account of the Reincorporation would terminate and such dissenters would be reinstated to all of their rights as shareholders of OnCure Florida.

          Any shareholder who wishes to dissent from the Reincorporation and receive a cash payment for his, her or its Shares must follow all of the procedures set forth in Sections 607.1302 and 607.1320 of the FBCA. Prior to the Special Meeting, such shareholders must deliver to OnCure Florida written notice of the shareholder's intent to demand payment for his, her or its Shares if the Reincorporation is effectuated, and may not vote his, her or its Shares in favor of the Reincorporation. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment. Within ten (10) days following the Special Meeting, OnCure Florida will provide each shareholder who filed notice of his or her intention to dissent written notice (the "Authorization Notice") of the authorization of the Reincorporation. Within twenty (20) days following the Authorization Notice (the "Notice Period"), any shareholder who elects to dissent must file with OnCure Florida a notice of such election stating the shareholder's name, address, the number, classes, and series of shares as to which he, she or it dissents, and a demand for payment of the fair value of his, her or its Shares. Such shareholders must simultaneously deposit with OnCure Florida his, her or its stock certificates.

         FAILURE TO TIMELY FILE THE REQUIRED NOTICES AND ELECTIONS WILL RESULT IN NONCOMPLIANCE WITH THE NOTICE REQUIREMENTS OF SECTION 607.1320 AND WILL RESULT IN THE FORFEITURE OF DISSENTERS RIGHTS. COMMUNICATIONS WITH RESPECT TO DISSENTERS' RIGHTS SHOULD BE ADDRESSED TO ONCURE FLORIDA: 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660 ATTENTION: JEFFREY GOFFMAN.

         Upon filing a notice of election to dissent, a dissenting shareholder will cease to have any of the rights of a shareholder except the right to be paid the fair value of his, her or its Shares pursuant to Section 607.1320. If a shareholder loses his, her or its dissenters' rights, either by withdrawal of the demand, or abandonment of the Reincorporation, by OnCure Florida or otherwise, that shareholder will not have the right to receive a cash payment for the Shares and will be reinstated to all of such shareholder's rights as a shareholder as they existed at the time of the filing of his demand.

         AT THE TIME OF DEMANDING PAYMENT FOR THEIR SHARES, EACH SHAREHOLDER DEMANDING PAYMENT SHALL SUBMIT THE CERTIFICATE OR CERTIFICATES REPRESENTING HIS SHARES FOR NOTATION THEREON THAT SUCH DEMAND HAS BEEN MADE. FAILURE TO DO SO SHALL, AT THE OPTION OF ONCURE FLORIDA, TERMINATE SUCH SHAREHOLDER'S DISSENTERS' RIGHTS UNLESS A COURT, FOR GOOD CAUSE, DETERMINES OTHERWISE.

         In the event OnCure Florida proceeds with the Reincorporation, OnCURE Medical (as successor to OnCure Florida), will make a written offer (the "Offer") to each dissenting shareholder who has made a timely demand to pay for his or her Shares at a specified price determined by OnCURE Medical to be the fair value thereof. OnCURE Medical shall make such Offer within ten (10) days following the later of: (i) the expiration of the Notice Period; and (ii) the consummation of the Reincorporation (the "Closing"). Notwithstanding the foregoing, OnCURE Medical shall make the Offer no later than ninety (90) days following the Special Meeting, although such Offer may be conditional upon the Closing. If the dissenting shareholder accepts such Offer within thirty (30) days (the "Acceptance Period"), then OnCURE Medical will pay for the dissenting shareholder's shares within ninety (90) days following the later of the Offer or the Closing. Upon payment of the agreed upon value, the dissenting shareholder shall cease to have any interest in such Shares (or in the shares of OnCURE Medical). If OnCURE Medical and any dissenting shareholder fail to agree upon the price to be paid for his or her Shares within the Acceptance Period, then within thirty (30) days after receipt of written demand from any dissenting shareholder given within sixty (60) days after the Closing, or, at OnCURE Medical's election, at any time within such sixty (60) day period, OnCURE Medical may file an action in any court of general civil jurisdiction in the county in Florida where the registered office of OnCURE Medical is located, requesting that the fair value of such Shares be found and determined. If OnCURE Medical fails to institute the proceeding within such 60-day period, any dissenting shareholder may institute such proceeding. All dissenting shareholders, except those who have agreed on the price to be paid for their Shares, are required to be made parties to such a proceeding. In any such proceeding, the court, at OnCURE Medical's request, will determine whether or not any particular dissenting shareholder is entitled to receive payment for his/her Shares. If OnCURE Medical does not request such a determination or if the court finds that a dissenting shareholder is so entitled, the court, directly or through an appraiser, will fix the value of the Shares. The expenses of any such proceeding, as determined by the court, shall be assessed against OnCURE Medical except that the court may apportion costs to any dissenting shareholder whom it finds to have been acting arbitrarily, vexatiously or otherwise not in good faith in refusing to accept the Offer.

         THE PROVISIONS OF SECTIONS 607.1302 AND 607.1320 ARE TECHNICAL AND COMPLEX. IT IS SUGGESTED THAT ANY SHAREHOLDER WHO DESIRES TO EXERCISE HIS, HER OR ITS RIGHT TO DISSENT CONSULT LEGAL COUNSEL, AS FAILURE TO STRICTLY COMPLY WITH SUCH PROVISIONS MAY LEAD TO A LOSS OF DISSENTERS' RIGHTS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Florida Common Stock

         The following table sets forth, as of March 7, 2003, the number of shares of Florida Common Stock owned by (i) each person who is known by OnCure Florida to own of record or beneficially five percent (5%) or more of Florida Common Stock, (ii) each director and executive officer of OnCure Florida, and
(iv) all directors and executive officers of OnCure Florida as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by such person.



                                                                              AMOUNT AND NATURE         PERCENT OF
NAME AND ADDRESS                                     TITLE OF                 OF BENEFICIAL             COMMON
OF BENEFICIAL OWNER (1)                              CLASS                    OWNERSHIP (2)             STOCK OWNED
-----------------------                              -----                    -------------             -----------
Shyam B. Paryani, MD                                 Common Stock             906,311 (3)                9.8%


Jeffrey A. Goffman                                   Common Stock             1,349,500 (4)              14.5%


Richard A. Baker                                     Common Stock             15,000 (5)                 0.2%


Gerald D. Boyajian                                   Common Stock             0 (6)                     0%


Stanley S. Trotman, Jr.                              Common Stock             225,900 (7)                2.5%


Gordon C. Rausser                                    Common Stock             260,100 (8)                2.9%


Matthew Shaw                                         Common Stock             0(9)                      0%


Charles J. Jacobson                                  Common Stock             276,433 (10)              3.1%


John H. Zeeman                                       Common Stock             24,200 (11)               0.3%


John W. Wells, Jr., MD                               Common Stock             552,347 (12)              6.0%


John J. Fuery, MD                                    Common Stock             2,278,303                 25.9%
44 Farragut Avenue
Piedmont, CA 94610


DVI Financial Services, Inc.                         Common Stock             948,555                   10.8%
5355 Town Center Road
Boca Raton, FL 33486



                                       15

Mercurius Beleggingsmaatschappij BV                  Common Stock             1,538,462 (13)            17.5%
and
Participatie Maatschappij Avanti Limburg BV
Akerstraat 126
6417 AG Heerlen
Netherlands


Crossbow Venture Capital Partners, LP                Common Stock             2,538,462 (14)            22.4%
One North Clematis Street, Suite 510
West Palm Beach, FL 33401


Officers and Directors as a Group (9 persons)        Common Stock             3,609,791 (15)            34.6%


         We believe, based on information provided by these persons, that the persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them. Furthermore, information presented in this table and related notes have been obtained from the beneficial owner or from reports filed by the beneficial owner with the SEC under Section 13 of the Exchange Act.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o OnCure Technologies, 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Florida Common Stock issuable upon the exercise or conversion of options, warrants or preferred stock currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or preferred stock but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Includes: (i) 59,390 shares of Florida Common Stock issuable upon the exercise of certain stock options, (ii) 320,513 shares of Florida Common Stock issuable upon conversion of 166.67 shares of Florida Series D Stock, and (iii) 96,000 shares of Florida Common Stock issuable upon conversion of 36 shares of Florida Series H Stock.

(4) Includes: (i) 200,000 shares of Florida Common Stock issuable upon the exercise of certain stock options, (ii) 10,000 shares of Florida Common Stock issuable upon the exercise of certain warrants, and (iii) 96,000 shares of Florida Common Stock issuable upon conversion of 36 shares of Florida Series H Stock.

(5) Includes 15,000 shares of Florida Common Stock issuable upon the exercise of certain stock options.

(6) Gerald D. Boyjian resigned from his position as Chief Operational Officer of OnCure Florida on December 7, 2002.

(7) Includes: (i) 26,500 shares of Florida Common Stock issuable upon the exercise of certain stock options and (ii) 96,000 shares of Florida Common Stock issuable upon conversion of 36 shares of Florida Series H Stock.

(8) Includes: (i) 26,600 shares of Florida Common Stock issuable upon the exercise of certain stock options, (ii) 10,000 shares of Florida Common Stock issuable upon the exercise of certain warrants, and (iii) 96,000 shares of Florida Common Stock issuable upon conversion of 36 shares of Florida Series H Stock.

(9) Mr. Shaw is a designee of the holders of shares of Florida Series E Stock. Mr. Shaw is an employee of Crossbow Venture Capital Corp., the general partner of Crossbow Venture Capital Partners, LP.

(10) Includes: (i) 38,600 shares of Florida Common Stock issuable upon the exercise of certain stock options, (ii) 10,000 shares of Florida Common Stock issuable upon the exercise of certain warrants, and (iii) 93,333 shares of Florida Common Stock issuable upon conversion of 35 shares of Florida Series H Stock.

(11) Mr. Zeeman is a designee of the holders of shares of Florida Series E Stock. Includes 24,200 shares of Florida Common Stock issuable upon the exercise of certain stock options.

(12) Includes: (i) 1,200 shares of Florida Common Stock issuable upon exercise of certain stock options, (ii) 320,513 shares of Florida Common Stock issuable upon conversion of 166.67 shares of Florida Series D Stock, and (iii) 96,000 shares of Florida Common Stock issuable upon conversion of 36 shares of Florida Series H Stock.

(13) Mercurius Beleggingsmaatschappij BV ("Mercurius") and Participatie Maatschappij Avanti Limburg BV ("Avanti") each own 250 shares of Florida Series E Stock. Such shares of Florida Series E Stock are convertible into 769,231 shares of Florida Common Stock. However, based on a Schedule 13G filed by Mercurius and Avanti with the SEC on May 30, 2001, Mercurius and Avanti are deemed a "group." As such, Mercurius and Avanti are deemed to beneficially own each other's shares Florida Common Stock (or an aggregate of 1,538,462 shares of Florida Common Stock). In addition, the Schedule 13G also states that Mercurius is wholly owned by Stichting Administratiekantoor Aandelen Stienstra, which is deemed to beneficially own the shares beneficially owned by Mercurius.

(14) Includes: (i) 1,000,000 shares of Florida Common Stock issuable upon the exercise of certain warrants and (ii) 1,538,462 shares of Florida Common Stock issuable upon conversion of 500 shares of Florida Series E Stock.

         Based on a Schedule 13G filed with the SEC on May 17, 2002, Crossbow Venture Capital Corp., the general partner of Crossbow Venture Capital Partners, LP, may be deemed to beneficially own all 2,538,462 shares of Florida Common Stock beneficially owned by Crossbow Venture Capital Partners, LP.

(15) Includes: (i) 391,490 shares of Florida Common Stock issuable upon the exercise of certain stock options, (ii) 30,000 shares of Florida Common Stock issuable upon the exercise of certain warrants, (iii) 641,026 shares of Florida Common Stock issuable upon conversion of 333.34 shares of Florida Series D Stock and (iv) 477,333 shares of Florida Common Stock issuable upon conversion of 215 shares of Florida Series H Stock

Florida Series D Stock

         The following table sets forth, as of March 7, 2003, the number of shares of Florida Series D Stock owned by (i) each person who is known by OnCure Florida to own of record or beneficially five percent (5%) or more of the Florida Series D Stock, (ii) each director and executive officer of OnCure Florida, and (iv) all directors and executive officers of OnCure Florida as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

                                                                              AMOUNT AND NATURE     PERCENT OF
NAME AND ADDRESS                                     TITLE OF                 OF BENEFICIAL         SERIES D
OF BENEFICIAL OWNER (1)                              CLASS                    OWNERSHIP (2)         STOCK OWNED
-----------------------                              -----                    -------------         -----------

Shyam B. Paryani, MD                                 Series D Stock           166.67                16.67%



Jeffrey A. Goffman                                   Series D Stock           0                      0%



                                       17

Richard A. Baker                                     Series D Stock           0                      0%


Gerald D. Boyajian                                   Series D Stock           0(3)                   0%


Stanley S. Trotman, Jr.                              Series D Stock           0                      0%



Gordon C. Rausser                                    Series D Stock           0                      0%



Matthew Shaw                                         Series D Stock           0                     0%


Charles J. Jacobson                                  Series D Stock           0                     0%


John H. Zeeman                                       Series D Stock           0                     0%


John W. Wells, Jr., MD                               Series D Stock           166.67                16.67%


Walter P. Scott, MD                                  Series D Stock           166.67                16.67%


Douglas W. Johnson, MD                               Series D Stock           166.67                16.67%


Sonja Schoppel, MD                                   Series D Stock           166.66                16.66%


Abhjit Deshmukh, MD                                  Series D Stock           166.66                16.66%


Officers and Directors as a Group (9 persons)        Series D Stock           10,000                100%


We believe, based on information provided by these persons, that the persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them. Furthermore, information presented in this table and related notes have been obtained from the beneficial owner or from reports filed by the beneficial owner with the SEC under Section 13 of the Exchange Act.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o OnCure Technologies, 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Florida Common Stock issuable upon the exercise or conversion of options, warrants or preferred stock currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or preferred stock but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Gerald D. Boyajian resigned from his position as Chief Operational Officer of OnCure Florida on December 7, 2002.

Florida Series E Stock

         The following table sets forth, as of March 7, 2003, the number of shares of Florida Series E Stock owned by (i) each person who is known by OnCure Florida to own of record or beneficially five percent (5%) or more of the Florida Series E Stock, (ii) each director and executive officer of OnCure Florida, and (iv) all directors and executive officers of OnCure Florida as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

                                                                              AMOUNT AND NATURE         PERCENT OF
NAME AND ADDRESS                                     TITLE OF                 OF BENEFICIAL             SERIES E
OF BENEFICIAL OWNER (1)                              CLASS                    OWNERSHIP (2)             STOCK OWNED
-----------------------                              -----                    -------------             -----------

Shyam B. Paryani, MD                                 Series E Stock           0                          0%


Jeffrey A. Goffman                                   Series E Stock           0                          0%


Richard A. Baker                                     Series E Stock           0                          0%


Gerald D. Boyajian                                   Series E Stock           0 (3)                     0%


Stanley S. Trotman, Jr.                              Series E Stock           0                         0%


Gordon C. Rausser                                    Series E Stock           0                          0%


Matthew Shaw                                         Series E Stock           0(4)                      0%


Charles J. Jacobson                                  Series E Stock           0                         0%


John H. Zeeman                                       Series E Stock           0(5)                      0%


John W. Wells, Jr., MD                               Series E Stock           0                         0%


Mercurius Beleggingsmaatschappij BV                  Series E Stock           500(6)                    50%
and
Participatie Maatschappij Avanti Limburg BV
Akerstraat 126
6417 AG Heerlen
Netherlands


                                       19

Crossbow Venture Capital Partners, LP                Series E Stock           500(7)                   50%
One North Clematis Street, Suite 510
West Palm Beach, FL 33401


Officers and Directors as a Group (9 persons)        Series E Stock           0                         0%


We believe, based on information provided by these persons, that the persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them. Furthermore, information presented in this table and related notes have been obtained from the beneficial owner or from reports filed by the beneficial owner with the SEC under Section 13 of the Exchange Act.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o OnCure Technologies, 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Florida Common Stock issuable upon the exercise or conversion of options, warrants or preferred stock currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or preferred stock but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Gerald D. Boyajian resigned from his position as Chief Operational Officer of OnCure Florida on December 7, 2002.

(4) Mr. Shaw is a designee of the holders of shares of Florida Series E Stock. Mr. Shaw is an employee of Crossbow Venture Capital Corp., the general partner of Crossbow Venture Capital Partners, LP.

(5)      Mr. Zeeman is a designee of the holders of shares of Florida Series E
         Stock.

(6) Mercurius and Avanti each own 250 shares of Florida Series E Stock. However, based on a Schedule 13G filed by Mercurius and Avanti with the SEC on May 30, 2001, Mercurius and Avanti are deemed a "group." As such, Mercurius and Avanti are deemed to beneficially own each other's shares of Florida Series E Stock (or an aggregate of 500 shares of Florida Series E Stock). In addition, the Schedule 13G also states that Mercurius is wholly owned by Stichting Administratiekantoor Aandelen Stienstra, which is deemed to beneficially own the shares beneficially owned by Mercurius.

(7) Based on a Schedule 13G filed with the SEC on May 17, 2002, Crossbow Venture Capital Corp., the general partner of Crossbow Venture Capital Partners, LP, may be deemed to beneficially own all of the shares of Florida E Stock beneficially owned by Crossbow Venture Capital Partners, LP.

Florida Series H Stock

         The following table sets forth, as of March 7, 2003, the number of shares of Florida Series H Stock owned by (i) each person who is known by OnCure Florida to own of record or beneficially five percent (5%) or more of the Florida Series H Stock, (ii) each director and executive officer of OnCure Florida, and (iv) all directors and executive officers of OnCure Florida as a group. Unless otherwise indicated, each of the persons listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

                                                                              AMOUNT AND
                                                                              NATURE                    PERCENT OF
NAME AND ADDRESS                                     TITLE OF                 OF BENEFICIAL             SERIES H
OF BENEFICIAL OWNER (1)                              CLASS                    OWNERSHIP (2)             STOCK OWNED
-----------------------                              -----                    -------------             -----------

Shyam B. Paryani, MD                                 Series H Stock           36                        16.7%


Jeffrey A. Goffman                                   Series H Stock           36                        16.7%


Richard A. Baker                                     Series H Stock           0                         0%


Gerald D. Boyajian                                   Series H Stock           0 (3)                     0%


Stanley S. Trotman, Jr.                              Series H Stock           36                        16.7%


Gordon C. Rausser                                    Series H Stock           36                        16.7%


Matthew Shaw                                         Series H Stock           0                         0%


Charles J. Jacobson                                  Series H Stock           35                        16.2%


John H. Zeeman                                       Series H Stock           0                         0%


John W. Wells, Jr., MD                               Series H Stock           36                        16.7%


Officers and Directors as a Group (9 persons)        Series H Stock           215                       100%


         We believe, based on information provided by these persons, that the persons listed have sole voting and investment power with respect to all shares shown as beneficially owned by them. Furthermore, information presented in this table and related notes have been obtained from the beneficial owner or from reports filed by the beneficial owner with the SEC under Section 13 of the Exchange Act.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o OnCure Technologies, 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Florida Common Stock issuable upon the exercise or conversion of options, warrants or preferred stock currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or preferred stock but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Gerald D. Boyajian resigned from his position as Chief Operational Officer of OnCure Florida on December 7, 2002.

                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the Special Meeting. However, if any other matters properly come before the Special Meeting, or any adjournment or postponement thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.


                  SHAREHOLDER PROPOSALS FOR NEXT YEAR'S MEETING

         In order to include a shareholder proposal in OnCure Florida's proxy statement and form of proxy for the 2003 Annual Meeting, such proposal must be received by OnCure Florida at its principal executive offices no later than a reasonable time prior to the date on which OnCure Florida begins to print and mail its proxy materials for the 2003 Annual Meeting of Shareholders and must otherwise comply with the rules of the Commission for inclusion in the proxy materials.

                                OTHER INFORMATION

         Upon the written request of any shareholder of OnCure Florida, management will provide, free of charge, a copy of OnCure Florida's reports filed with the Securities and Exchange Commission (the "SEC"). Requests should be mailed to: OnCure Technologies Corp., 610 Newport Center Drive, Suite 350, Newport Beach, CA 92660, Attention: Secretary. You may also obtain a copy of our periodic reports electronically filed by us via the Securities and Exchange Commission's website, at www.sec.gov.


                              COST OF SOLICITATION

         The cost of soliciting proxies in the accompanying form has been or will be borne by OnCure Florida. Directors, officers and employees of OnCure Florida may solicit proxies personally or by telephone or other means of communication. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and OnCure Florida may reimburse them for any attendant expenses.

         It is important that your shares be represented at the meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy card and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                            By Order of the Board of Directors,

                                            /s/ Jeffrey A. Goffman

                                            JEFFREY A. GOFFMAN
                                            President, Secretary &
                                            Chief Executive Officer


Dated:   March 24, 2003

                                LIST OF EXHIBITS

Exhibit A - Agreement and Plan of Merger by and between OnCure
            Technologies Corp. and OnCURE Medical Corp.

Exhibit B - Certificate of Incorporation of OnCURE Medical Corp.

Exhibit C - Bylaws of OnCURE Medical Corp.

Exhibit D - Sections 607.1031, 607.1302 and 607.1320 of the Florida Business
            Corporation Act

                                                                       Exhibit A


                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (hereinafter referred to as this "Agreement") dated as of March 19, 2003, is made and entered into by and between OnCure Technologies, Corp., a Florida corporation (the "Parent") and OnCURE Medical Corp., a Delaware corporation (the "Subsidiary").

                                    RECITALS:

         A. The Parent is a corporation organized and existing under the laws of the State of Florida.

         B. The Subsidiary is a corporation organized and existing under the laws of the State of Delaware and is a wholly-owned subsidiary of the Parent.

         C. The Parent and the Subsidiary and their respective Boards of Directors deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective stockholders to merge Parent with and into Subsidiary pursuant to the provisions of the Florida Business Corporation Act (the "FBCA") and the Delaware General Corporation Law (the "DGCL") upon the terms and conditions hereinafter set forth.

               NOW THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Parent shall be merged into the Subsidiary (the "Merger") upon the terms and conditions hereinafter set forth.

                                   ARTICLE I
                          PRINCIPAL TERMS OF THE MERGER

         Section 1.1 Merger. On the Effective Date (as defined in Section 4.1 hereof), the Parent shall be merged into the Subsidiary, the separate existence of the Parent shall cease and the Subsidiary (following the Merger referred to as the "Surviving Corporation") shall operate under the name "OnCURE Medical Corp." by virtue of, and shall be governed by, the laws of the State of Delaware. The address of the registered office of the Surviving Corporation in the State of Delaware will be Corporation Service Company, 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, State of Delaware.

         Section 1.2 Certificate of Incorporation of the Surviving Corporation. The Certificate of Incorporation of the Surviving Corporation shall be the Certificate of Incorporation of the Subsidiary as in effect on the date hereof without change unless and until amended in accordance with applicable law.

         Section 1.3 Bylaws of the Surviving Corporation. The Bylaws of the Surviving Corporation shall be the Bylaws of the Subsidiary as in effect on the date hereof without change unless and until amended or repealed in accordance with applicable law.

         Section 1.4 Directors and Officers. At the Effective Date of the Merger, the directors and officers of the Subsidiary in office at the Effective Date of the Merger shall become the directors and officers, respectively, of the Surviving Corporation, each of such directors and officers to hold office, subject to the applicable provisions of the Certificate of Incorporation and Bylaws of the Surviving Corporation and the DGCL, until his or her successor is duly elected or appointed and qualified.

                                   ARTICLE II
                       CONVERSION, CERTIFICATES AND PLANS

         Section 2.1 Conversion of Shares. At the Effective Date of the Merger, each of the following transactions shall be deemed to occur simultaneously:

               (a) Common Stock. Each share of the Parent's common stock, $.001 par value per share (the "Parent's Common Stock"), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's common stock, $.001 par value per share (the "Surviving Corporation's Common Stock"), except for those shares of the Parent's Common Stock with respect to which the holders thereof duly exercise their dissenters' rights under Florida law.

               (b) Series C Preferred Stock. Each share of the Parent's Series C Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share (the "Parent's Series C Stock"), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's Series C Cumulative Accelerating Redeemable Preferred stock, $.001 par value per share.

               (c) Series D Preferred Stock. Each share of the Parent's Series D Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share (the "Parent's Series D Stock"), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's Series D Cumulative Accelerating Redeemable Preferred stock, $.001 par value per share.

               (d) Series E Preferred Stock. Each share of the Parent's Series E Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share (the "Parent's Series E Stock"), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's Series E Cumulative Accelerating Redeemable Preferred stock, $.001 par value per share.

               (e) Series H Preferred Stock. Each share of the Parent's Series H Cumulative Accelerating Redeemable Preferred Stock, $.001 par value per share (the "Parent's Series H Stock"), issued and outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of the Surviving Corporation's Series H Cumulative Accelerating Redeemable Preferred stock, $.001 par value per share.

               (f) Options. Each option to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an equivalent option to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock, which is equal to the number of shares of the Parent's Common Stock that the optionee would have received had the optionee exercised such option in full immediately prior to the Effective Date of the Merger (whether or not such option was then exercisable) and the exercise price per share under each of said options shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such option.

               (g) Warrants. Each warrant to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a warrant to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is equal to the number of shares of the Parent's Common Stock that the warrant holder would have received had the warrant holder exercised such warrant in full immediately prior to the Effective Date of the Merger (whether or not such warrant was then exercisable) and the exercise price per share under each of said warrants shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the instrument granting such warrant.

               (h) Other Rights. Any other right, by contract or otherwise, to acquire shares of the Parent's Common Stock outstanding immediately prior to the Effective Date of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right to acquire, upon the same terms and conditions, the number of shares of the Surviving Corporation's Common Stock which is equal to the number of shares of the Parent's Common Stock that the right holder would have received had the right holder exercised such right in full immediately prior to the Effective Date of the Merger (whether or not such right was then exercisable) and the exercise price per share under each of said rights shall be equal to the exercise price per share thereunder immediately prior to the Effective Date of the Merger, unless otherwise provided in the agreement granting such right.

               (i) Each share of the Subsidiary's Common Stock issued and outstanding immediately prior to the Effective Date of the Merger and held by the Parent shall be canceled without any consideration being issued or paid therefor.

         Section 2.2 Stock Certificates. After the Effective Date of the Merger, each certificate theretofore representing issued and outstanding shares of the Parent's Common Stock, the Parent's Series C Stock, the Parent's Series D Stock, the Parent's Series E Stock and the Parent's Series H Stock, will thereafter be deemed to represent one share of the same class and series of capital stock of the Subsidiary. The holders of outstanding certificates theretofore representing the Parent's Common Stock, the Parent's Series C Stock, the Parent's Series D Stock, the Parent's Series E Stock and the Parent's Series H Stock will not be required to surrender such certificate to the Parent.

         Section 2.3 Employee Benefit and Compensation Plans. At the Effective Date of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which the Parent is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan, incentive compensation plan or other similar plan of the Parent provides for the issuance or purchase of, or otherwise relates to, the Parent's Common Stock, after the Effective Date of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Surviving Corporation's Common Stock.

                                  ARTICLE III
         TRANSFER AND CONVEYANCE OF ASSETS AND ASSUMPTION OF LIABILITIES

         Section 3.1 Effects of the Merger. At the Effective Date of the Merger, the Merger shall have the effects specified in the FBCA, the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, at the Effective Date of the Merger, the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as a private nature, and shall be subject to all the restrictions, disabilities and duties of each of the parties to this Agreement; the rights, privileges, powers and franchises of the Parent and the Subsidiary, and all property, real, personal and mixed, and all debts due to each of them on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter the property of the Surviving Corporation, as they were of the respective constituent entities, and the title to any real estate whether by deed or otherwise vested in the Parent and the Subsidiary or either of them, shall not revert to be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the parties hereto, shall be preserved unimpaired, and all debts, liabilities and duties of the respective constituent entities shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

         Section 3.2 Additional Actions. If, at any time after the Effective Date of the Merger, the Surviving Corporation shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Parent acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Agreement, the Parent and its proper officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in the Surviving Corporation and otherwise to carry out the purposes of this Agreement. The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Parent or otherwise to take any and all such action.

                                   ARTICLE IV
               APPROVAL BY SHAREHOLDERS; AMENDMENT; EFFECTIVE DATE

         Section 4.1 Approval. This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of shareholders in accordance with applicable Florida law. As promptly as practicable after approval of this Agreement by shareholders in accordance with applicable law, duly authorized officers of the respective parties shall make and execute Articles of Merger and a Certificate of Merger and shall cause such documents to be filed with the Secretary of State of Florida and the Secretary of State of Delaware, respectively, in accordance with the laws of the States of Florida and Delaware. The effective date (the "Effective Date") of the Merger shall be the date on which the Merger becomes effective under the laws of Florida or the date on which the Merger becomes effective under the laws of Delaware, whichever occurs later.

         Section 4.2 Amendments. The Board of Directors of the Parent may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Parent shall not (1) alter or change the amount or kind of shares to be received in exchange for or on conversion of all or any of the shares of the Parent's Common Stock, the Parent's Series C Stock, the Parent's Series D Stock, the Parent's Series E Stock or the Parent's Series H Stock, (2) alter or change any term of the Certificate of Incorporation of the Subsidiary, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of the Parent's Common Stock, the Parent's Series C Stock, the Parent's Series D Stock, the Parent's Series E Stock or the Parent's Series H Stock.

                                   ARTICLE V
                                 MISCELLANEOUS

         Section 5.1 Termination. This Agreement may be terminated and the Merger abandoned at any time prior to the filing of this Agreement with the Secretary of State of Florida and the Secretary of State of Delaware, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of the Parent and the Subsidiary.

         Section 5.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered to be an original instrument.

         Section 5.3 Descriptive Headings. The descriptive headings are for convenience of reference only and shall not control or affect the meaning or construction of any provision of this Agreement.

         Section 5.4 Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware, except to the extent the laws of the State of Florida shall mandatorily apply to the Merger.

         IN WITNESS WHEREOF, the undersigned officers of each of the parties to this Agreement, pursuant to authority duly given by their respective boards of directors, have caused this Agreement to be duly executed on the date set forth above.

                               ONCURE TECHNOLOGIES CORP.


                               By: /s/ Jeffrey A. Goffman
                                   --------------------------------------------
                                   Name:  Jeffrey A. Goffman
                                   Title: President and Chief Executive Officer



                               ONCURE MEDICAL CORP.


                               By: /s/ Jeffrey A. Goffman
                                   --------------------------------------------
                                   Name:  Jeffrey A. Goffman
                                   Title: President and Chief Executive Officer

                                                                       Exhibit B


                          CERTIFICATE OF INCORPORATION

                                       OF

                              ONCURE MEDICAL CORP.

                           --------------------------


It is hereby certified:

         FIRST: The name of the corporation is OnCURE Medical Corp. (the "Corporation").

         SECOND: The registered office of the Corporation is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle, State of Delaware, 19808. The name of its registered agent at that address is Corporation Service Company.

         THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

         FOURTH: The total number of shares of all classes of stock which the Corporation shall be authorized to issue is 101,000,000, of which 100,000,000 shall be designated as Common Stock with a par value of $.001 per share, and 1,000,000 shall be designated as Preferred Stock with a par value of $.001 per share.

         The Board of Directors may divide the Preferred Stock into any number of series, fix the designation and number of shares of each such series, and determine or change the designation, relative rights, preferences, and limitations of any series of Preferred Stock. The Board of Directors (within the limits and restrictions of any resolutions adopted by it originally fixing the number of shares of any series of Preferred Stock) may increase or decrease the number of shares initially fixed for any series, but no such decrease shall reduce the number below the number of shares then outstanding and shares duly reserved for issuance.

         FIFTH: The name and mailing address of the Incorporator are:

                    Jay R. Alicandri, Esq.
                    c/o Swidler Berlin Shereff Friedman, LLP
                    The Chrysler Building
                    405 Lexington Avenue
                    New York, NY  10174

         SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

               (i) to adopt, amend or repeal the By-Laws of the Corporation in such manner and subject to such limitations, if any, as shall be set forth in the By-Laws;

               (ii) to allot and authorize the issuance of the authorized but unissued shares of the Corporation, including the declaration of dividends payable in shares of any class to stockholders of any class; and

               (iii) to exercise all of the powers of the Corporation, insofar as the same may lawfully be vested by this certificate in the Board of Directors.

         SEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of a fiduciary duty as a director; provided, however, that to the extent required by the provisions of
Section 102(b)(7) of the DGCL or any successor statute, or any other laws of the State of Delaware, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the DGCL or any successor statute, (iv) for any transaction from which the director derived an improper personal benefit, or (v) for any act or omission occurring prior to the date when this Article Seventh becomes effective. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Article Seventh by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing as of the time of such repeal or modification.

         EIGHTH: (a) Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, shall be indemnified by the Corporation to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, against all expense, liability and loss (including settlement) reasonably incurred or suffered by such person in connection with such service; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding initiated by him only if such proceeding was authorized by the Board of Directors, either generally or in the specific instance. The right to indemnification shall include the advancement of expenses incurred in defending any such proceeding in advance of its final disposition in accordance with procedures established from time to time by the Board of Directors; provided, however, that if the DGCL so requires, the director, officer or employee shall deliver to the Corporation an undertaking to repay all amounts so advanced if it shall ultimately be determined that he is not entitled to be indemnified under this Article Eighth or otherwise.

               (b) Nonexclusivity. The rights of indemnification provided in this Article Eighth shall be in addition to any rights to which any person may otherwise be entitled by law or under any By-Law, agreement, vote of stockholders or disinterested directors, or otherwise. Such rights shall continue as to any person who has ceased to be a director, officer or employee and shall inure to the benefit of his heirs, executors and administrators, and shall be applied to proceedings commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof.

               (c) Insurance. The Corporation may purchase and maintain insurance to protect any persons against any liability or expense asserted against or incurred by such person in connection with any proceeding, whether or not the Corporation would have the power to indemnify such person against such liability or expense by law or under this Article Eighth or otherwise. The Corporation may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to insure the payment of such sums as may become necessary to effect indemnification as provided herein.

         IN WITNESS WHEREOF, I have hereunto set my hand this 18th day of March, 2003.

                                          /s/ Jay R. Alicandri
                                          --------------------------------------
                                          Jay R. Alicandri
                                          Incorporator

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

           SERIES C CUMULATIVE ACCELERATING REDEEMABLE PREFERRED STOCK

                                       OF

                              ONCURE MEDICAL CORP.

         ONCURE MEDICAL CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

         DOES HEREBY CERTIFY:

         That pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the General Corporation Law of the State of Delaware, the Board, on March 18, 2003, unanimously adopted the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series C Cumulative Accelerating Redeemable Preferred Stock:

                  WHEREAS, the Certificate of Incorporation provides for two classes of stock known as common stock, $.001 par value per share ("Common Stock"), and preferred stock, $.001 par value per share ("Preferred Stock"); and

                  WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof,

                  NOW, THEREFORE, BE IT

                  RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series C Cumulative Accelerating Redeemable Preferred Stock and fixes and determines the rights, preferences, qualifications, limitations and restrictions relating to the Series C Cumulative Accelerating Redeemable Preferred Stock as follows:

         1. Designation. The shares of such series of Preferred Stock shall be designated "Series C Cumulative Accelerating Redeemable Preferred Stock" (referred to herein as the "Series C Stock").

         2. Authorized Number. The authorized number of shares constituting the Series C Stock shall be one thousand (1,000).

     3. Ranking. The Series C Stock shall rank, as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation, other than with respect to the Corporation's Series D Cumulative Accelerating Redeemable Preferred Stock (the "Series D Stock"), the Corporation's Series E Cumulative Accelerating Redeemable Preferred Stock (the "Series E Stock"), and the Corporation's Series H Cumulative Accelerating Redeemable Preferred Stock (the "Series H Stock"). The Series C Stock will rank, as to dividends and upon liquidation, dissolution, winding-up and otherwise, pari passu with the Series D Stock and the Series H Stock. The Series C Stock will rank as to liquidation, dissolution, winding-up and otherwise pari passu with the Series E Stock; provided, however, that the Series C Stock will rank senior and prior to the Series E Stock as to any dividends provided for in the Series C Stock. (All equity securities of the Corporation to which the Series C Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities"; all equity securities of the Corporation with which the Series C Stock ranks on a parity (including the Series D Stock and the Series H Stock as to liquidation, dissolution, winding-up and dividends, and as to the Series E Stock upon liquidation, dissolution or winding-up, but not as to dividends), are collectively referred to herein as "Parity Securities.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series C Stock without the affirmative vote of the holders of a majority of the shares of Series C Stock, voting separately as a class.

     4. Dividends.

     (a) Dividend Accrual And Payment. From and after the date of issuance of the Series C Stock (the "Original Issue Date"), compounding cumulative cash dividends shall accrue on the shares of Series C Stock at the initial annual rate (subject to reset in accordance with Section 4(d) hereof) of 9.0% per share (expressed as a percentage of the $5,000 per share liquidation preference set forth in section 5(a) hereof plus, as described below, the amount of arrearages in the payment of dividends (the "Dividend Rate"). The holders of shares of Series C Stock shall be entitled to receive such dividends when and as declared by the Board, in cash, out of assets legally available for such purpose, quarterly in arrears on the tenth (10th) day of May, August, November and February of each year (each of such dates being a "Dividend Payment Date"), commencing May 10, 2001. Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared, provided, however, that such date shall not be more than sixty (60) nor less than ten (10) days prior to the applicable Dividend Payment Date. Dividends on the Series C Stock shall be compounding cumulative so that if, for any dividend accrual period, cash dividends at the rate hereinabove specified are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate and shall be added to the dividends payable for subsequent dividend accrual periods and upon any redemption of shares of Series C Stock and the amount of such arrearages shall, for purposes of calculating the amount of dividends accruing after such arrearage occurs, be added to the amount upon which dividends accrue. If the Original Issue Date is on a date which does not coincide with a Dividend Payment

Date, then the initial dividend accrual period applicable to such shares shall be the period from the Original Issue Date to the Dividend Payment Date which next occurs after the Original Issue Date. If the date fixed for payment of a final liquidating distribution on any shares of Series C Stock, or the date on which any shares of Series C Stock are redeemed, does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such payment or redemption, the final dividend accrual period applicable to such shares shall be the period from whichever of May, August, November or February most recently precedes the date of such payment or redemption through the effective date of such payment or redemption. The rate at which dividends are paid shall be adjusted for any combinations or divisions or similar recapitalizations affecting the shares of Series C Stock. So long as any shares of Series C Stock are outstanding, (i) the amount of all dividends paid with respect to the shares of Series C Stock pursuant to this Section 4(a) shall be paid pro rata to the holders entitled thereto and (ii) holders of shares of Series C Stock shall be entitled to receive the dividends provided for in this
Section 4(a) in preference to and in priority over any dividends upon any Junior Securities.

     (b) Dividend Limitation On Parity Securities. No full dividends shall be declared by the Board or paid or set apart for payment by the Corporation on any Parity Securities for any period unless full compounding cumulative dividends have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment on the Series C Stock for all dividend payment periods terminating on or prior to the date of payment of such full dividends on such Parity Securities. If any dividends are not paid in full, as aforesaid, upon the shares of Series C Stock and any Parity Securities, all dividends declared upon shares of Series C Stock and any Parity Securities shall be declared pro rata so that the amount of the dividends declared per share of Series C Stock and such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Series C Stock and such Parity Securities bear to each other.

     (c) Dividend Limitation On Junior Securities. So long as any shares of Series C Stock are outstanding, the Corporation shall not declare, pay or set apart for payment, any dividend on any Junior Securities or make any payment on account of, or set apart for payment, money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Junior Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into any Junior Securities, or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends payable in Junior Securities to the Holder Of Junior Securities), unless prior to, or concurrently with, such declaration, payment, setting apart for payment, purchase, redemption (or other retirement) or distribution, as the case may be, all accrued and unpaid dividends on the shares of Series C Stock not paid on the dates provided for in Section 4(a) hereof shall have been paid in full in cash.

     (d) Dividends On Fractional Shares. Each fractional share of Series C Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series C Stock pursuant to
Section 4(a) hereof, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared), and shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to dividends on each outstanding share of Series C Stock.

     (e) Dividend Rate Adjustment. If all of the shares of Series C Stock are not redeemed or converted on or prior to the third anniversary of the Original Issue Date, then from and after the three-year anniversary of the Original Issue Date, the Dividend Rate shall be 20%.

     5. Liquidation.

     (a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series C Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $5,000 per share of Series C Stock, representing the liquidation preference per share of the Series C Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series C Stock) (the "Series C Stock Issue Price"), plus (ii) all accrued and unpaid dividends on the Series C Stock to such date (together with the Series C Stock issue price, the "Liquidation Payments"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series C Stock and Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series C Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series C Stock and Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation as those terms are used in this Section 5; provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved in accordance with Section 11 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series C Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

     (b) Remaining Assets. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series C Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

     (c) Notice Of Liquidation. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series C Stock at his post office addresses as shown by the records of the Corporation.

     (d) Fractional Shares. The Liquidation Payments with respect to each outstanding fractional share of Series C Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series C Stock.

     6. Conversion. The holders of shares of Series C Stock shall have the following conversion rights:

     (a) Conversion. Subject to the limitations set forth below, each share of the Series C Stock shall be convertible at any time in whole but not in part, unless previously redeemed, at the option of the holder of record thereof, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate liquidation preference of the share of Series C Stock being converted by (ii) the Conversion Price (as defined in Section 6(b) below) then in effect upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series C Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify' the Corporation from any losses incurred by it in connection therewith. The conversion rights herein provided shall be apportioned ratably among the holders of the Series C Stock in proportion to the number of shares of Series C Stock owned by such holders.

     (b) Conversion Price; Converted Shares. The initial conversion price of each share of the Series C Stock shall be equal to ninety percent (90%) of the average of the per share Fair Market Value (as defined below) of the Common Stock for the twenty (20) consecutive trading days immediately preceding the date notice of conversion is received by the Corporation (the "Initial Conversion Price") (the Initial Conversion Price, as it may be adjusted pursuant to the terms of this Section 6(b) and Section 7, is referred to as the "Conversion Price"). The Conversion Price also shall be subject to adjustment as provided in Section 7 below. If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series C Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series C Stock which have been converted shall be cancelled and all dividends on converted shares of Series C Stock shall cease to accrue and the certificates representing shares of Series C Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series C Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series C Stock through the date of conversion. Upon the conversion of shares of Series C Stock as provided in this Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series C Stock being converted. The Board shall at all times, so long as any shares of Series C Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

     As used herein, "Fair Market Value" means, with respect to a share of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price per share as reported on such exchange or Market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation per share for the shares as reported on the National Association of Securities Dealers Automated

Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ, the average of the last reported bid and asked quotation per share for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any such listing or trading, the Board shall determine in good faith the per share fair value of the Common Stock, which determination shall be set forth in a certificate of the Secretary of the Corporation. If holders representing a majority of the outstanding shares of Series C Stock object to such determination, such holders shall notify the Corporation in writing within twenty (20) days of the delivery of such determination to the holders of the Series C Stock, specifying in reasonable detail their objections or changes within twenty (20) days of the delivery to the Corporation of the foregoing objection notice. If the Corporation and such holders representing a majority of the outstanding shares of the Series C Stock shall fail to reach an agreement with respect to all objections or changes, then the Corporation shall engage an independent investment bank or appraisal firm reasonably acceptable to such holders to deliver an opinion as to the fair value of the Common Stock, which amount shall be determined without taking into account any minority or liquidity discount. A copy of such opinion shall be promptly provided to the holders of the Series C Stock.

     (c) Mechanics Of Conversion. In the case of a conversion, before any holder of Series C Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series C Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter and in any case within five
(5) business days of the Corporation's receipt of the notice of conversion, issue and deliver at such office to such holder of Series C Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series C Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 6(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series C Stock in any case in which fewer than all of the shares of Series C Stock represented by a certificate are converted.

     (d) Issue Taxes. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series C Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

     (e) Valid Issuance. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     7. Adjustment Of Conversion Price. The number and kind of securities issuable upon the conversion of the Series C Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

     (a) Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 7(b) below, each share of Series C Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series C Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series C Stock immediately prior to such reorganization, share exchange or reclassification.

     (b) Consolidation, Merger. In the event of a merger or consolidation to which the Corporation is a party, each share of Series C Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series C Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series C Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series C Stock through the conversion.

     8. Redemption.

     (a) Redemption By The Corporation. The Series C Stock may be redeemed, at the option of the Corporation upon not less than 30 days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series C Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series C Stock, whether at the option of the Corporation pursuant to this Section 8(a), at the option of any holder of Series C Stock pursuant to Section 8(b) or upon an initial public offering pursuant to Section 8(c) below, is referred to herein as the "Redemption Date") provided that the holders of the Series C Stock shall be able to exercise the conversion rights described in Section 6 hereof at any time prior to the Redemption Date.

     (b) Redemption Upon The Occurrence Of An Event Of Default. Upon the occurrence of any Series C Stock Event of Default (as defined in Section 8(e) below), any holder of shares of Series C Stock shall have the right to require (by written notice delivered to the Corporation (the "Holders' Redemption Demand"), within sixty (60) days after such holder or holders' receipt of the Series C Stock Event of Default Notice (as defined in Section 8(e) below)), the Corporation to redeem no later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand all or any portion of the Series C Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series C Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series C Stock, to be so redeemed to the Redemption Date. In the event that the Holders' Redemption Demand is made by less than all of the holders of shares of the Series C Stock, the Corporation shall give written notice of such Holders' Redemption Demand to the other holders of shares of Series C Stock, which notice shall (i) state the Redemption Date, which date should be not later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand, and (ii) be given at least ten (10) days prior to such Redemption Date. Upon the giving of such notice, each holder of shares of Series C Stock may demand redemption of all or any portion of such holder's Series C Stock by mailing written notice thereof to the Corporation at least five (5) days prior to the Redemption Date. The Corporation will redeem all shares of Series C Stock as to which rights under this subsection have been exercised within thirty (30) days after receipt of the Holders' Redemption Demand.

     (c) Redemption Upon An Initial Public Offering. Upon the closing of an underwritten public offering of Common Stock by means of a registration statement filed by the Corporation under the Securities Act of 1933, as amended, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan, and yields cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and other expenses and including proceeds received by the Corporation upon exercise of any over-allotment option by underwriters), the Corporation shall redeem, for cash, all of the then outstanding shares of Series C Stock at a price per share equal to one hundred percent (100%) of the Series C Stock Issue Price plus an amount equal to all unpaid dividends accrued thereon to the Redemption Date. The Corporation shall provide to the holders of shares of Series C Stock prior written notice of any such underwritten public offering thirty (30) days prior to the estimated date such offering will be consummated.

     (d) Redemption Procedure. On or prior to the Redemption Date, the Corporation shall deposit the Series C Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of Series C Stock to be so redeemed to the Redemption Date (the "Redemption Price") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series C Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series C Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series C Stock as holders of shares of Series C Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series C Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series C Stock being redeemed as holders of shares of Series C Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series C Stock and Parity Securities required to be redeemed are insufficient to redeem the total number of shares of Series C Stock and Parity Securities to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series C Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series C Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends, and thereafter against the remainder of the Redemption Price. The shares of Series C Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series C Stock, such funds will immediately be used to redeem the balance of the shares of Series C Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series C Stock to be redeemed shall have been paid in full.

     (e) Events Of Default. A "Series C Stock Event Of Default" shall be deemed to occur if:

          (i) the Corporation fails to pay any dividend on the Series C Stock in the amounts contemplated by Section 4 hereof on any Dividend Payment Date, and such failure continues for a period of thirty (30) days after the applicable Dividend Payment Date; or

          (ii) the Corporation defaults in making any redemption payment that it is obligated to make hereunder; whether or not such payment is legally permissible or conflicts with any other agreement to which the Corporation or any of its subsidiaries is a party or by which any of its or their respective assets are bound; or

          (iii) the Corporation or any of its subsidiaries which would be a "significant subsidiary" pursuant to Article 1-02 of Regulation S-X ("Material Subsidiary") pursuant to or within the meaning of any law under Title 11 of the U.S. Code or any similar Federal, state or foreign law for the relief of debtors ("Bankruptcy Law"):

               (A) commences a voluntary case or proceeding with respect to itself,

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (C) consents to the appointment of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law ("Custodian") of it or for all or any material part of its property,

               (D) makes a general assignment for the benefit of its creditors,

               (E) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it,

               (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally, or

               (G) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

          (iv) a court of competent jurisdiction enters a decree, judgment or order under any Bankruptcy Law that:

               (A) is for relief against the Corporation or any Material Subsidiary of the Corporation in an involuntary case or proceeding,

               (B) appoints a Custodian of the Corporation or of any Material Subsidiary of the Corporation for all or substantially all of its properties, or

               (C) orders the winding up or liquidation of the Corporation or of any Material Subsidiary of the Corporation, and in each case the order or decree remains unstayed and in effect for sixty (60) days.

         If a Series C Stock Event of Default occurs and is continuing, in addition to any other notices required pursuant to this Certificate, the Corporation must, within thirty (30) days after the occurrence of such Series C Stock Event of Default, give to the holders of shares of Series C Stock notice of such Series C Stock Event of Default, including a reasonably detailed description of the events causing such Series C Stock Event of Default, and the actions proposed to be taken by the Corporation in response thereto.

     (f) Failure To Redeem. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series C Stock pursuant to Section 8(b) or (c) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not
(i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights or options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series C Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

     9. Appointment Of Member Of The Board Of Directors. Commencing on the Original Issue Date and for so long as any shares of Series C Stock are outstanding, the holders of a majority of the shares of Series C Stock shall have the right to elect, by a majority vote of the holders of the Series C Stock voting separately as a class, one (1) member of the Board.

     10. Shares To Be Retired. All shares of the Series C Stock redeemed, exchanged or purchased by the Corporation shall be restored to the status of authorized but unissued shares of

Preferred Stock and may thereafter be redesignated and reissued as Preferred Stock other than Series C Stock; provided, however that no such shares may thereafter be issued by the Corporation with rights or privileges ranking on a parity with, or senior to, the Series C Stock without the affirmative vote of the holders of a majority of the shares of the Series C Stock, voting separately as a class.

     11. Voting Rights; Covenants In Certain Circumstances. The holders of shares of Series C Stock shall not be entitled to any voting rights, except as provided herein or by applicable law. In addition to the other voting rights of the holders of the Series C Stock specified herein, for so long as any shares of Series C Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to Delaware General Corporation Law, of the holders of a majority of the outstanding shares of Series C Stock:

     (a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of State of Delaware by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series C Stock;

     (b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation;

     (c) sell or dispose of all or substantially all of the Corporation's assets; or

     (d) incur any indebtedness for borrowed money if as a result of, and immediately after, the incurrence of such indebtedness the ratio of the Corporation's indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained) will exceed 4.0 to 1.0; provided, however, that the Corporation may incur indebtedness for borrowed money in connection with (1) the acquisition of a radiation oncology center or related medical facility if (A) the total purchase price (including all cash and the fair market value of all non-cash assets) paid by the Corporation for such acquisition shall not exceed five times the pro forma EBITDA (as determined by the Corporation in accordance with generally accepted accounting principles consistently applied and maintained) of the center or medical facility to be acquired, and (B) the acquisition will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the acquisition; and (2) the development of a new radiation oncology center or related medical facility (either individually or together with any other person or entity), if the development (A) will not increase the Corporation's ratio of indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained), and (B) will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the development.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its authorized officer, this 18th day of March, 2003.


                                      By: /s/ Jeffrey A. Goffman
                                          -------------------------------------
                                          Jeffrey A. Goffman
                                          President and Chief Executive Officer

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

           SERIES D CUMULATIVE ACCELERATING REDEEMABLE PREFERRED STOCK

                                       OF

                              ONCURE MEDICAL CORP.

     ONCURE MEDICAL CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     That pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the General Corporation Law of the State of Delaware, the Board, on March 18, 2003, unanimously adopted the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series D Cumulative Accelerating Redeemable Preferred Stock:

          WHEREAS, the Certificate of Incorporation provides for two classes of stock known as common stock, $.001 par value per share ("Common Stock"), and preferred stock, $.001 par value per share ("Preferred Stock"); and

          WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof,

          NOW, THEREFORE, BE IT

          RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series D Cumulative Accelerating Redeemable Preferred Stock and fixes and determines the rights, preferences, qualifications, limitations and restrictions relating to the Series D Cumulative Accelerating Redeemable Preferred Stock as follows:

     1. Designation. The shares of such series of Preferred Stock shall be designated "Series D Cumulative Accelerating Redeemable Preferred Stock" (referred to herein as the "Series D Stock").

     2. Authorized Number. The authorized number of shares constituting the Series D Stock shall be one thousand (1,000).

     3. Ranking. The Series D Stock shall rank, as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation, other than with respect to the Corporation's Series C Cumulative Accelerating Redeemable Preferred Stock (the "Series C Stock"), the Corporation's Series E Cumulative Accelerating Redeemable Preferred Stock (the "Series E Stock"), and the Corporation's Series H Cumulative Accelerating Redeemable Preferred Stock (the "Series H Stock"). The Series D Stock will rank, as to dividends and upon liquidation, dissolution, winding-up and otherwise, pari passu with the Series C Stock and the Series H Stock. The Series D Stock will rank as to liquidation, dissolution, winding-up and otherwise pari passu with the Series E Stock; provided, however, that the Series D Stock will rank senior and prior to the Series E Stock as to any dividends provided for in the Series D Stock. (All equity securities of the Corporation to which the Series D Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities"; all equity securities of the Corporation with which the Series D Stock ranks on a parity (including the Series C Stock and the Series H Stock as to liquidation, dissolution, winding-up and dividends, and as to the Series E Stock upon liquidation, dissolution or winding-up, but not as to dividends), are collectively referred to herein as "Parity Securities.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series D Stock without the affirmative vote of the holders of a majority of the shares of Series D Stock, voting separately as a class.

     4. Dividends.

     (a) Dividend Accrual And Payment. From and after the date of issuance of the Series D Stock (the "Original Issue Date"), compounding cumulative cash dividends shall accrue on the shares of Series D Stock at the initial annual rate (subject to reset in accordance with Section 4(d) hereof) of 12.0% per share (expressed as a percentage of the $2,500 per share liquidation preference set forth in section 5(a) hereof plus, as described below, the amount of arrearages in the payment of dividends (the "Dividend Rate")). The holders of shares of Series D Stock shall be entitled to receive such dividends when and as declared by the Board, in cash, out of assets legally available for such purpose, monthly in arrears on the fifteenth (15th) day of each month of each year (each of such dates being a "Dividend Payment Date"), commencing February 15, 2001. Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared, provided, however, that such date shall not be more than sixty (60) nor less than ten (10) days prior to the applicable Dividend Payment Date. Dividends on the Series D Stock shall be compounding cumulative so that if, for any dividend accrual period, cash dividends at the rate hereinabove specified are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate and shall be added to the dividends payable for subsequent dividend accrual periods and upon any redemption of shares of Series D Stock and the amount of such arrearages shall, for purposes of calculating the amount of dividends accruing after such arrearage occurs, be added to the amount upon which dividends accrue. If the Original Issue Date is on a date which does not coincide with a Dividend Payment Date, then the initial dividend accrual period applicable to such shares shall be the period from the Original Issue Date to the Dividend Payment Date which next occurs after the Original Issue Date. If the date fixed for payment of a final liquidating distribution on any shares of Series D Stock, or the date on which any shares of Series D Stock are redeemed, does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such payment or redemption, the final dividend accrual period applicable to such shares shall be the month which most recently precedes the date of such payment or redemption through the effective date of such payment or redemption. The rate at which dividends are paid shall be adjusted for any combinations or divisions or similar recapitalizations affecting the shares of Series D Stock. So long as any shares of Series D Stock are outstanding, (i) the amount of all dividends paid with respect to the shares of Series D Stock pursuant to this Section 4(a) shall be paid pro rata to the holders entitled thereto and (ii) holders of shares of Series D Stock shall be entitled to receive the dividends provided for in this Section 4(a) in preference to and in priority over any dividends upon any Junior Securities.

     (b) Dividend Limitation On Parity Securities. No full dividends shall be declared by the Board or paid or set apart for payment by the Corporation on any Parity Securities for any period unless full compounding cumulative dividends have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment on the Series D Stock for all dividend payment periods terminating on or prior to the date of payment of such full dividends on such Parity Securities. If any dividends are not paid in full, as aforesaid, upon the shares of Series D Stock and any Parity Securities, all dividends declared upon shares of Series D Stock and any Parity Securities shall be declared pro rata so that the amount of the dividends declared per share of Series D Stock and such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Series D Stock and such Parity Securities bear to each other.

     (c) Dividend Limitation On Junior Securities. So long as any shares of Series D Stock are outstanding, the Corporation shall not declare, pay or set apart for payment, any dividend on any Junior Securities or make any payment on account of, or set apart for payment, money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Junior Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into any Junior Securities, or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends payable in Junior Securities to the holder of Junior Securities), unless prior to, or concurrently with, such declaration, payment, setting apart for payment, purchase, redemption (or other retirement) or distribution, as the case may be, all accrued and unpaid dividends on the shares of Series D Stock not paid on the dates provided for in Section 4(a) hereof shall have been paid in full in cash.

     (d) Dividends On Fractional Shares. Each fractional share of Series D Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series D Stock pursuant to
Section 4(a) hereof, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared), and shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to dividends on each outstanding share of Series D Stock.

     5. Liquidation.

     (a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series D Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $2,500 per share of Series D Stock, representing the liquidation preference per share of the Series D Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series D Stock) (the "Series D Stock Issue Price"), plus (ii) all accrued and unpaid dividends on the Series D Stock to such date (together with the Series D Stock issue price, the "Liquidation Payments"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series D Stock and Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series D Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series D Stock and Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation as those terms are used in this Section 5; provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved by a vote pursuant to Section 11 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series D Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

     (b) Remaining Assets. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series D Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

     (c) Notice Of Liquidation. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series D Stock at his post office addresses as shown by the records of the Corporation.

     (d) Fractional Shares. The Liquidation Payments with respect to each outstanding fractional share of Series D Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series D Stock.

     6. Conversion.

     The holders of shares of Series D Stock shall have the following conversion rights:

     (a) Conversion. Subject to the limitations set forth below, each share of the Series D Stock shall be convertible at any time in whole but not in part, unless previously redeemed, at the option of the holder of record thereof, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate liquidation preference of the share of Series D Stock being converted by (ii) the Conversion Price (as defined in Section 6(b) below) upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series D Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify' the Corporation from any losses incurred by it in connection therewith. The conversion rights herein provided shall be apportioned ratably among the holders of the Series D Stock in proportion to the number of shares of Series D Stock owned by such holders.

     (b) Conversion Price; Converted Shares. The conversion price of each share of the Series D Stock shall be equal to $1.30 per share (the "Initial Conversion Price") (the Initial Conversion Price, as it may be adjusted pursuant to the terms of this Section 6(b) and Section 7, is referred to as the "Conversion Price"). If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series D Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series D Stock which have been converted shall be cancelled and all dividends on converted shares of Series D Stock shall cease to accrue and the certificates representing shares of Series D Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series D Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series D Stock through the date of conversion. Upon the conversion of shares of Series D Stock as provided in this Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series D Stock being converted. The Board shall at all times, so long as any shares of Series D Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

     (c) Mechanics Of Conversion. In the case of a conversion, before any holder of Series D Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series D Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. The corporation shall, as soon as practicable thereafter and in any case within five
(5) business days of the Corporation's receipt of the notice of conversion, issue and deliver at such office to such holder of Series D Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series D Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 6(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series D Stock in any case in which fewer than all of the shares of Series D Stock represented by a certificate are converted.

     (d) Issue Taxes. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series D Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

     (e) Valid Issuance. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     7. Adjustment Of Conversion Price. The number and kind of securities issuable upon the conversion of the Series D Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

     (a) Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 7(b) below, each share of Series D Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series D Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series D Stock immediately prior to such reorganization, share exchange or reclassification.

     (b) Consolidation, Merger. In the event of a merger or consolidation to which the Corporation is a party, each share of Series D Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series D Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series D Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series D Stock through the conversion.

     (c) Anti-Dilution. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO or secondary offering, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series D Preferred Stock, (iii) shares issued pursuant to any acquisition approved by the Corporation's Board of Directors, (iv) shares issued pursuant to any private investment approved by the Corporation's Board of Directors, (v) shares issued pursuant to employee stock option or executive incentive ownership plans approved by a disinterested majority of the Corporation's Board of Directors and the shares issuable upon exercise of such options at a purchase price less than the applicable conversion price of the Series D Preferred Stock (or any rights or securities exchangeable for or convertible into Common Stock where the Common Stock would be issued at less than such applicable conversion price), the Series D Preferred Stock will be entitled to full ratchet anti-dilution protection.

     (d) Pre-Emptive Rights. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series D Preferred Stock, (iii) shares issued to the Corporation's shareholders in connection with any stock split, stock dividend or recapitalization, or shares issued in connection with an acquisition of another company or technology rights, or (iv) shares issued pursuant to employee stock option or executive incentive ownership plans approved by the Corporation's Board of Directors and the shares issuable upon exercise of such options, holder will be entitled to pre-emptive rights to purchase additional shares on the same terms in order to retain pro-rate holder's percentage ownership in the Corporation.

     (e) Tag-Along Rights. The holders of shares of Series C Stock shall have tag-along rights in the event of a sale or disposition by any officer of any shares of any class or series of the Company's capital stock excluding certain transfers to family members.

     8. Redemption.

     (a) Redemption By The Corporation. The Series D Stock may be redeemed, at the option of the Corporation upon not less than 30 days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series D Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series D Stock, whether at the option of the Corporation pursuant to this Section 8(a), at the option of any holder of Series D Stock pursuant to Section 8(b) or upon an initial public offering pursuant to Section 8(c) below, is referred to herein as the "Redemption Date") provided that the holders of the Series D Stock shall be able to exercise the conversion rights described in Section 6 hereof at any time prior to the Redemption Date.

     (b) Redemption Upon The Occurrence Of An Event Of Default. Upon the occurrence of any Series D Stock Event of Default (as defined in Section 8(e) below), any holder of shares of Series D Stock shall have the right to require (by written notice delivered to the Corporation (the "Holders' Redemption Demand"), within sixty (60) days after such holder or holders' receipt of the Series D Stock Event of Default Notice (as defined in Section 8(e) below)), the Corporation to redeem no later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand all or any portion of the Series D Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series D Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series D Stock, to be so redeemed to the Redemption Date. In the event that the Holders' Redemption Demand is made by less than all of the holders of shares of the Series D Stock, the Corporation shall give written notice of such Holders' Redemption Demand to the other holders of shares of Series D Stock, which notice shall (i) state the Redemption Date, which date should be not later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand, and (ii) be given at least ten (10) days prior to such Redemption Date. Upon the giving of such notice, each holder of shares of Series D Stock may demand redemption of all or any portion of such holder's Series D Stock by mailing written notice thereof to the Corporation at least five (5) days prior to the Redemption Date. The Corporation will redeem all shares of Series D Stock as to which rights under this subsection have been exercised within thirty (30) days after receipt of the Holders' Redemption Demand.

     (c) Redemption Upon An Initial Public Offering. Upon the closing of an underwritten public offering of Common Stock by means of a registration statement filed by the Corporation under the Securities Act of 1933, as amended, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan, and yields cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and other expenses and including proceeds received by the Corporation upon exercise of any over-allotment option by underwriters), the Corporation shall redeem, for cash, all of the then outstanding shares of Series D Stock at a price per share equal to one hundred percent (100%) of the Series D Stock Issue Price plus an amount equal to all unpaid dividends accrued thereon to the Redemption Date. The Corporation shall provide to the holders of shares of Series D Stock prior written notice of any such underwritten public offering thirty (30) days prior to the estimated date such offering will be consummated.

     (d) Redemption Procedure. On or prior to the Redemption Date, the Corporation shall deposit the Series D Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of Series D Stock to be so redeemed to the Redemption Date (the "Redemption Price") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series D Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series D Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series D Stock as holders of shares of Series D Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series D Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series D Stock being redeemed as holders of shares of Series D Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series D Stock and Parity Securities required to be redeemed are insufficient to redeem the total number of shares of Series D Stock and Parity Securities to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series D Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series D Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends, and thereafter against the remainder of the Redemption Price. The shares of Series D Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series D Stock, such funds will immediately be used to redeem the balance of the shares of Series D Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series D Stock to be redeemed shall have been paid in full.

     (e) Events Of Default. A "Series D Stock Event Of Default" shall be deemed to occur if:

          (i) the Corporation fails to pay any dividend on the Series D Stock in the amounts contemplated by Section 4 hereof on any Dividend Payment Date, and such failure continues for a period of thirty (30) days after the applicable Dividend Payment Date; or

          (ii) the Corporation defaults in making any redemption payment that it is obligated to make hereunder; whether or not such payment is legally permissible or conflicts with any other agreement to which the Corporation or any of its subsidiaries is a party or by which any of its or their respective assets are bound; or

          (iii) the Corporation or any of its subsidiaries which would be a "significant subsidiary" pursuant to Article 1-02 of Regulation S-X ("Material Subsidiary") pursuant to or within the meaning of any law under Title 11 of the U.S. code or any similar Federal, state or foreign law for the relief of debtors ("Bankruptcy Law"):

               (A) commences a voluntary case or proceeding with respect to itself,

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (C) consents to the appointment of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law ("Custodian") of it or for all or any material part of its property,

               (D) makes a general assignment for the benefit of its creditors,

               (E) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it,

               (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally, or

               (G) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

          (iv) a court of competent jurisdiction enters a decree, judgment or order under any Bankruptcy Law that:

               (A) is for relief against the Corporation or any Material Subsidiary of the Corporation in an involuntary case or proceeding,

               (B) appoints a Custodian of the Corporation or of any Material Subsidiary of the Corporation for all or substantially all of its properties, or

               (C) orders the winding up or liquidation of the Corporation or of any Material Subsidiary of the Corporation, and in each case the order or decree remains unstayed and in effect for sixty (60) days, or

          (v) the Converted Shares are not registered and publicly trading on a national exchange within ninety days of closing on the issue of the Series D Preferred Stock.

         If a Series D Stock Event of Default occurs and is continuing, in addition to any other notices required pursuant to this Certificate, the Corporation must, within thirty (30) days after the occurrence of such Series D Stock Event of Default, give to the holders of shares of Series D Stock notice of such Series D Stock Event of Default, including a reasonably detailed description of the events causing such Series D Stock Event of Default, and the actions proposed to be taken by the Corporation in response thereto.

     (f) Failure To Redeem. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series D Stock pursuant to Section 8(b) or (c) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not
(i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights or options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series D Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

     9. Appointment Of Members Of The Board Of Directors. Commencing on the Original Issue Date and for so long as any shares of Series D Stock are outstanding, the holders of a majority of the shares of Series D Stock shall have the right to elect, by a majority vote of the holders of the Series D Stock voting separately as a class, two (2) members of the Board; provided, however, Shyam Paryani, who is serving on the Board as of the date of issue of the Series D Preferred Stock, shall constitute one of those appointments for as long as he serves on the Board.

     10. Shares To Be Retired. All shares of the Series D Stock redeemed, exchanged or purchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock and may thereafter be redesignated and reissued as Preferred Stock other than Series D Stock; provided, however that no such shares may thereafter be issued by the Corporation with rights or privileges ranking on a parity with, or senior to, the Series D Stock without the affirmative vote of the holders of a majority of the shares of the Series D Stock, voting separately as a class.

     11. Voting Rights. The holders of shares of Series D Preferred Stock shall vote as a separate class on all matters adversely affecting the Series D Preferred Stock. The authorization or issuance of additional Common Stock, Series D Preferred Stock or other securities having liquidation, dividend, voting or other rights junior to or on a parity with, the Series D Preferred shall not be deemed to adversely affect the Series D Preferred Stock. Otherwise, the holders of shares of Series D Preferred Stock shall be entitled to full voting rights as if their Series D Preferred Stock had converted at $1.30 per share, including all voting rights possessed by the owners of the Common Stock. In addition to the other voting rights of the holders of the Series D Stock specified herein, for so long as any shares of Series D Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to the Delaware General Corporation Law, of the holders of a majority of the outstanding shares of Series D Stock:

     (a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of State of Delaware by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series D Stock;

     (b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation;

     (c) sell or dispose of all or substantially all of the Corporation's assets; or

     (d) incur any indebtedness for borrowed money if as a result of, and immediately after, the incurrence of such indebtedness the ratio of the Corporation's indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained) will exceed 4.0 to 1.0; provided, however, that the Corporation may incur indebtedness for borrowed money in connection with (1) the acquisition of a radiation oncology center or related medical facility if (A) the total purchase price (including all cash and the fair market value of all non-cash assets) paid by the Corporation for such acquisition shall not exceed five times the pro forma EBITDA (as determined by the Corporation in accordance with generally accepted accounting principles consistently applied and maintained) of the center or medical facility to be acquired, and (B) the acquisition will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the acquisition; and (2) the development of a new radiation oncology center or related medical facility (either individually or together with any other person or entity), if the development (A) will not increase the Corporation's ratio of indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained), and (B) will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the development.

     12. Registration Rights. Within ninety days of issuance of the Series D Preferred Stock, the Corporation will file a Registration Statement to register the Common Stock underlying the Series D Preferred Stock. The holder will be entitled to one demand registration in any twelve month period and unlimited piggyback registrations. The Corporation will bear the cost of all registrations other than underwriting commissions and discounts.

     13. Future Preferred Stock Issues. The Corporation may issue one or more additional Series of Preferred Stock without the consent of the holders of Series D Preferred Stock, provided, however, that the rights and preferences of such subsequent series of preferred stock as to liquidation, dividends, voting, redemption, and registration rights shall not be superior (but may be pari passu) to those of the Series D Preferred Stock.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its authorized officer, this 18th day of March, 2003.


                                      By: /s/ Jeffrey A. Goffman
                                          -------------------------------------
                                          Jeffrey A. Goffman
                                          President and Chief Executive Officer

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

           SERIES E CUMULATIVE ACCELERATING REDEEMABLE PREFERRED STOCK

                                       OF

                              ONCURE MEDICAL CORP.

     ONCURE MEDICAL CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     That pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the General Corporation Law of the State of Delaware, the Board, on March 18, 2003, unanimously adopted the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series E Cumulative Accelerating Redeemable Preferred Stock:

          WHEREAS, the Certificate of Incorporation provides for two classes of stock known as common stock, $.001 par value per share ("Common Stock"), and preferred stock, $.001 par value per share ("Preferred Stock"); and

          WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof,

          NOW, THEREFORE, BE IT

          RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series E Cumulative Accelerating Redeemable Preferred Stock and fixes and determines the rights, preferences, qualifications, limitations and restrictions relating to the Series E Cumulative Accelerating Redeemable Preferred Stock as follows:

     1. Designation. The shares of such series of Preferred Stock shall be designated "Series E Cumulative Accelerating Redeemable Preferred Stock" (referred to herein as the "Series E Stock").

     2. Authorized Number. The authorized number of shares constituting the Series E Stock shall be one thousand (1,000).

     3. Ranking. The Series E Stock shall rank, as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation other than with respect to the Corporation's Series C Cumulative Accelerating Redeemable Preferred Stock (the "Series C Stock"), the Corporation's Series D Cumulative Accelerating Redeemable Preferred Stock (the "Series D Stock"), and the Corporation's Series H Cumulative Accelerating Redeemable Preferred Stock (the "Series H Stock"). The Series E Stock will rank, upon liquidation, dissolution, winding-up and otherwise, pari passu with the Series C Stock, Series D Stock and the Series H Stock; provided, however, that the Series E Stock will rank junior and inferior to any dividends provided for in the Series C Stock, Series D Stock and Series H Stock. (All equity securities of the Corporation to which the Series E Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities"; all equity securities of the Corporation with which the Series E Stock ranks on a parity (including the Series C Stock, the Series D Stock and the Series H Stock), upon liquidation, dissolution, winding-up or otherwise (except for dividends), are collectively referred to herein as "Parity Securities.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series E Stock without the affirmative vote of the holders of a majority of the shares of Series E Stock, voting separately as a class.

     4. Liquidation.

     (a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series E Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $4,000 per share of Series E Stock, representing the liquidation preference per share of the Series E Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series E Stock) (the "Series E Stock Issue Price"), plus (ii) all accrued and unpaid dividends on the Series E Stock to such date (together with the Series E Stock issue price, the "Liquidation Payments"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series E Stock and Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series E Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series E Stock and Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation as those terms are used in this Section 4; provided, however, that no such consolidation, merger, transaction or series of related transactions that is approved by a vote pursuant to Section 11 hereof shall be deemed to be a liquidation, dissolution or winding up of the Corporation. The Corporation shall provide to holders of shares of Series E Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

     (b) Remaining Assets. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series E Stock shall have been paid in full the Liquidation Payments, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

     (c) Notice Of Liquidation. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series E Stock at his post office addresses as shown by the records of the Corporation.

     (d) Fractional Shares. The Liquidation Payments with respect to each outstanding fractional share of Series E Stock shall be equal to a ratably proportionate amount of the Liquidation Payments with respect to each outstanding share of Series E Stock.

     5. Conversion.

     The holders of shares of Series E Stock shall have the following conversion rights:

     (a) Conversion. Subject to the limitations set forth below, each share of the Series E Stock shall be convertible at any time in whole but not in part, unless previously redeemed, at the option of the holder of record thereof, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate liquidation preference of the share of Series E Stock being converted by (ii) the Conversion Price (as defined in Section 5(b) below) upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series E Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify' the Corporation from any losses incurred by it in connection therewith. The conversion rights herein provided shall be apportioned ratably among the holders of the Series E Stock in proportion to the number of shares of Series E Stock owned by such holders.

     (b) Conversion Price; Converted Shares. During the one year period commencing with closing on the issue of the Series E Stock (the "Initial Conversion Period"), the conversion price of each share of the Series E Stock shall be equal to $1.30 per share (the "Initial Conversion Price") (the Initial Conversion Price, as it may be adjusted pursuant to the terms of this Section 5(b) and Section 6, is referred to as the "Conversion Price"). After the Initial Conversion Period, if the Series E Stock has not otherwise been converted, the Series E Stock may convert at the option of the Holder at the lower of: (i) the Initial Conversion Price, or (ii) ninety percent (90%) of the average of the per share Fair Market Value (as defined below) of the Common Stock for the twenty
(20) consecutive trading days immediately preceding the date notice of conversion is received by the Corporation. If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series E Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series E Stock which have been converted shall be cancelled and all dividends on converted shares of Series E Stock shall cease to accrue and the certificates representing shares of Series E Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series E Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series E Stock through the date of conversion. Upon the conversion of shares of Series E Stock as provided in this Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series E Stock being converted. The Board shall at all times, so long as any shares of Series E Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

     As used herein, "Fair Market Value" means, with respect to a share of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price per share as reported on such exchange or Market; (b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation per share for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ, the average of the last reported bid and asked quotation per share for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any such listing or trading, the Board shall determine in good faith the per share fair value of the Common Stock, which determination shall be set forth in a certificate of the Secretary of the Corporation. If holders representing a majority of the outstanding shares of Series E Stock object to such determination, such holders shall notify the Corporation in writing within twenty (20) days of the delivery of such determination to the holders of the Series E Stock, specifying in reasonable detail their objections or changes within twenty (20) days of the delivery to the Corporation of the foregoing objection notice. If the Corporation and such holders representing a majority of the outstanding shares of the Series E Stock shall fail to reach an agreement with respect to all objections or changes, then the Corporation shall engage an independent investment bank or appraisal firm reasonably acceptable to such holders to deliver an opinion as to the fair value of the Common Stock, which amount shall be determined without taking into account any minority or liquidity discount. A copy of such opinion shall be promptly provided to the holders of the Series E Stock.

     (c) Mechanics Of Conversion. In the case of a conversion, before any holder of Series E Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series E Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter and in any case within two
(2) business days of the Corporation's receipt of the notice of conversion, issue and deliver at such office to such holder of Series E Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series E Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 5(c) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series E Stock in any case in which fewer than all of the shares of Series E Stock represented by a certificate are converted.

     (d) Issue Taxes. The Corporation shall pay all issue taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series E Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

     (e) Valid Issuance. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     6. Adjustment Of Conversion Price. The number and kind of securities issuable upon the conversion of the Series E Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

     (a) Reorganization, Reclassification. In the event of a reorganization, share exchange, sale, conveyance, or reclassification, in a transaction or series of related transactions, including where there is a shift in more than fifty percent of the voting power of the Corporation ("Change of Control") other than a change in par value, or from par value to no par value, or from no par value to par value or a transaction described in Section 6(b) below, each share of Series E Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series E Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series E Stock immediately prior to such reorganization, share exchange or reclassification.

     (b) Consolidation, Merger. In the event of a merger or consolidation to which the Corporation is a party which results in a Change of Control, each share of Series E Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series E Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series E Stock immediately prior to such consolidation or merger plus all accrued and unpaid dividends on such shares of Series E Stock through the conversion.

     (c) Anti-Dilution. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO or secondary offering, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series E Preferred Stock, (iii) shares issued pursuant to any acquisition approved by the Corporation's Board of Directors, (iv) shares issued pursuant to any private investment approved by the Corporation's Board of Directors, (v) shares issued pursuant to employee stock option or executive incentive ownership plans approved by a disinterested majority of the Corporation's Board of Directors and the shares issuable upon exercise of such options at a purchase price less than the applicable conversion price of the Series E Stock (or any rights or securities exchangeable for or convertible into Common Stock where the Common Stock would be issued at less than such applicable conversion price), the Series E Stock will be entitled to full ratchet anti-dilution protection.

     (d) Pre-Emptive Rights. In the event the Corporation issues additional shares of its capital stock, excluding: (i) securities offered to the public pursuant to a Qualified IPO, (ii) shares or options for capital stock issued pursuant to warrants or stock options outstanding at the date of closing on the issue of the Series E Stock, (iii) shares issued to the Corporation's shareholders in connection with any stock split, stock dividend or recapitalization, or shares issued in connection with an acquisition of another company or technology rights, or (iv) shares issued pursuant to employee stock option or executive incentive ownership plans approved by the Corporation's Board of Directors and the shares issuable upon exercise of such options, holder will be entitled to pre-emptive rights to purchase additional shares on the same terms in order to retain pro-rate holder's percentage ownership in the Corporation.

     (e) Tag-Along Rights. The holders of shares of Series E Stock shall have tag-along rights in the event of a sale or disposition by any officer of any shares of any class or series of the Company's capital stock excluding certain transfers to family members.

     7. Redemption.

     (a) Redemption By The Corporation. The Series E Stock may be redeemed, at the option of the Corporation upon not less than 30 days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series E Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series E Stock, whether at the option of the Corporation pursuant to this Section 7(a), at the option of any holder of Series E Stock pursuant to Section 7(b) or upon an initial public offering pursuant to Section 7(c) below, is referred to herein as the "Redemption Date") provided that the holders of the Series E Stock shall be able to exercise the conversion rights described in Section 5 hereof at any time prior to the Redemption Date.

     (b) Redemption Upon The Occurrence Of An Event Of Default. Upon the occurrence of any Series E Stock Event of Default (as defined in Section 7(e) below), any holder of shares of Series E Stock shall have the right to require (by written notice delivered to the Corporation (the "Holders' Redemption Demand"), within sixty (60) days after such holder or holders' receipt of the Series E Stock Event of Default Notice (as defined in Section 7(e) below)), the Corporation to redeem no later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand all or any portion of the Series E Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series E Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series E Stock, to be so redeemed to the Redemption Date. In the event that the Holders' Redemption Demand is made by less than all of the holders of shares of the Series E Stock, the Corporation shall give written notice of such Holders' Redemption Demand to the other holders of shares of Series E Stock, which notice shall (i) state the Redemption Date, which date should be not later than thirty (30) days after the Corporation's receipt of the Holders' Redemption Demand, and (ii) be given at least ten (10) days prior to such Redemption Date. Upon the giving of such notice, each holder of shares of Series E Stock may demand redemption of all or any portion of such holder's Series E Stock by mailing written notice thereof to the Corporation at least five (5) days prior to the Redemption Date. The Corporation will redeem all shares of Series E Stock as to which rights under this subsection have been exercised within thirty (30) days after receipt of the Holders' Redemption Demand.

     (c) Redemption Upon An Initial Public Offering. Upon the closing of an underwritten public offering of Common Stock by means of a registration statement filed by the Corporation under the Securities Act of 1933, as amended, which offering does not exclusively relate to securities under an employee stock option, bonus or other compensation plan, and yields cash proceeds to the Corporation of not less than $15,000,000 (net of underwriting discounts and other expenses and including proceeds received by the Corporation upon exercise of any over-allotment option by underwriters), the Corporation shall redeem, for cash, all of the then outstanding shares of Series E Stock at a price per share equal to one hundred percent (100%) of the Series E Stock Issue Price plus an amount equal to all unpaid dividends accrued thereon to the Redemption Date. The Corporation shall provide to the holders of shares of Series E Stock prior written notice of any such underwritten public offering thirty (30) days prior to the estimated date such offering will be consummated.

     (d) Redemption Procedure. On or prior to the Redemption Date, the Corporation shall deposit the Series E Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of Series E Stock to be so redeemed to the Redemption Date (the "Redemption Price") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series E Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series E Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series E Stock as holders of shares of Series E Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series E Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series E Stock being redeemed as holders of shares of Series E Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series E Stock and Parity Securities required to be redeemed are insufficient to redeem the total number of shares of Series E Stock and Parity Securities to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series E Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series E Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends, and thereafter against the remainder of the Redemption Price. The shares of Series E Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series E Stock, such funds will immediately be used to redeem the balance of the shares of Series E Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series E Stock to be redeemed shall have been paid in full.

     (e) Events Of Default. A "Series E Stock Event Of Default" shall be deemed to occur if:

          (i) the Corporation defaults in making any redemption payment that it is obligated to make hereunder; whether or not such payment is legally permissible or conflicts with any other agreement to which the Corporation or any of its subsidiaries is a party or by which any of its or their respective assets are bound; or

          (ii) the Corporation or any of its subsidiaries which would be a "significant subsidiary" pursuant to Article 1-02 of Regulation S-X ("Material Subsidiary") pursuant to or within the meaning of any law under Title 11 of the U.S. code or any similar Federal, state or foreign law for the relief of debtors ("Bankruptcy Law"):

               (A) commences a voluntary case or proceeding with respect to itself,

               (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (C) consents to the appointment of a receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law ("Custodian") of it or for all or any material part of its property,

               (D) makes a general assignment for the benefit of its creditors,

               (E) consents to or acquiesces in the institution of bankruptcy or insolvency proceedings against it,

               (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally, or

               (G) takes any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing; or

          (iii) a court of competent jurisdiction enters a decree, judgment or order under any Bankruptcy Law that:

               (A) is for relief against the Corporation or any Material Subsidiary of the Corporation in an involuntary case or proceeding,

               (B) appoints a Custodian of the Corporation or of any Material Subsidiary of the Corporation for all or substantially all of its properties, or

               (C) orders the winding up or liquidation of the Corporation or of any Material Subsidiary of the Corporation, and in each case the order or decree remains unstayed and in effect for sixty (60) days, or

          (iv) the Converted Shares are not registered and publicly trading on a national exchange within ninety days of closing on the issue of the Series E Preferred Stock.

     If a Series E Stock Event of Default occurs and is continuing, in addition to any other notices required pursuant to this Certificate, the Corporation must, within thirty (30) days after the occurrence of such Series E Stock Event of Default, give to the holders of shares of Series E Stock notice of such Series E Stock Event of Default, including a reasonably detailed description of the events causing such Series E Stock Event of Default, and the actions proposed to be taken by the Corporation in response thereto.

     (f) Failure To Redeem. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series E Stock pursuant to Section 7(b) or (c) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not
(i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights or options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series E Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior

Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

     8. Appointment Of Members Of The Board Of Directors. Commencing on the Original Issue Date and for so long as any shares of Series E Stock are outstanding. The holders of a majority of the shares of Series E Stock shall have the right to elect, by a majority vote of the holders of the Series E Stock voting separately as a class, two (2) members of the Board.

     9. Shares To Be Retired. All shares of the Series E Stock redeemed, exchanged or purchased by the Corporation shall be restored to the status of authorized but unissued shares of Preferred Stock and may thereafter be redesignated and reissued as Preferred Stock other than Series E Stock; provided, however that no such shares may thereafter be issued by the Corporation with rights or privileges ranking on a parity with, or senior to, the Series E Stock without the affirmative vote of the holders of a majority of the shares of the Series E Stock, voting separately as a class.

     10. Voting Rights. The holders of shares of Series E Stock shall vote as a separate class on all matters adversely affecting the Series E Stock. The authorization or issuance of additional Common Stock, Series E Stock or other securities having liquidation, dividend, voting or other rights junior to or on a parity with, the Series E shall not be deemed to adversely affect the Series E Stock. Otherwise, the holders of shares of Series E Stock shall be entitled to full voting rights as if their Series E Stock had converted at $1.30 per share, including all voting rights possessed by the owners of the Common Stock. In addition to the other voting rights of the holders of the Series E Stock specified herein, for so long as any shares of Series E Stock are outstanding, the Corporation will not, and it will cause its subsidiaries not to, without the affirmative vote, or the written consent pursuant to the Delaware General Corporation Law, of the holders of a majority of the outstanding shares of Series E Stock:

     (a) amend, waive or repeal any provisions of, or add any provision to, (i) this Certificate or (ii) any provision of the Certificate of Incorporation or By-Laws of the Corporation or any other certificate of designation filed with the Secretary of State of Delaware by the Corporation in a manner that would adversely effect or impair the rights of the holders of the Series E Stock;

     (b) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation;

     (c) sell or dispose of all or substantially all of the Corporation's assets; or

     (d) incur any indebtedness for borrowed money if as a result of, and immediately after, the incurrence of such indebtedness the ratio of the Corporation's indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained) will exceed 4.0 to 1.0; provided, however, that the Corporation may incur indebtedness for borrowed money in connection with (1) the acquisition of a radiation oncology center or related medical facility if(A) the total purchase price (including all cash and the fair market value of all non-cash assets) paid by the Corporation for such acquisition shall not exceed five times the pro forma EBITDA (as determined by the Corporation in accordance with generally accepted accounting principles consistently applied and maintained) of the center or medical facility to be acquired, and (B) the acquisition will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the acquisition; and (2) the development of a new radiation oncology center or related medical facility (either individually or together with any other person or entity), if the development (A) will not increase the Corporation's ratio of indebtedness to tangible net worth (as determined in accordance with generally accepted accounting principles consistently applied and maintained), and (B) will be accretive to the Corporation based upon the pro forma profit and loss statement prepared by the Corporation for the development.

     11. Registration Rights. Within ninety days of issuance of the Series E Stock, the Corporation will file a Registration Statement to register the Common Stock underlying the Series E Stock. The holder will be entitled to one demand registration in any twelve month period and unlimited piggyback registrations. The Corporation will bear the cost of all registrations other than underwriting commissions and discounts.

     12. Future Preferred Stock Issues. The Corporation may issue one or more additional Series of Preferred Stock without the consent of the holders of Series E Stock, provided, however, that the rights and preferences of such subsequent series of preferred stock as to liquidation, dividends, voting, redemption, and registration rights shall not be superior (but may be pari passu) to those of the Series E Stock.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its authorized officer, this 18th day of March, 2003.


                                     By: /s/ Jeffrey A. Goffman
                                         -------------------------------------
                                         Jeffrey A. Goffman
                                         President and Chief Executive Officer

               CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

                                       OF

           SERIES H CUMULATIVE ACCELERATING REDEEMABLE PREFERRED STOCK

                                       OF

                              ONCURE MEDICAL CORP.

     ONCURE MEDICAL CORP., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     That pursuant to authority conferred upon the Board of Directors of the Corporation (the "Board") by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and pursuant to the provisions of ss.151 of the General Corporation Law of the State of Delaware, the Board, on March 18, 2003, unanimously adopted the following resolution providing for the designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions of the Series H Cumulative Accelerating Redeemable Preferred Stock:

          WHEREAS, the Certificate of Incorporation provides for two classes of stock known as common stock, $.001 par value per share ("Common Stock"), and preferred stock, $.001 par value per share ("Preferred Stock"); and

          WHEREAS, the Board is authorized by the Certificate of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in such series and to fix the designations, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof,

          NOW, THEREFORE, BE IT

          RESOLVED, that the Board deems it advisable to, and hereby does, designate a Series H Cumulative Accelerating Redeemable Preferred Stock and fixes and determines the rights, preferences, qualifications, limitations and restrictions relating to the Series H Cumulative Accelerating Redeemable Preferred Stock as follows:

          1. Designation. The shares of such series of Preferred Stock shall be designated "Series H Cumulative Accelerating Redeemable Preferred Stock" (referred to herein as the "Series H Stock").

          2. Authorized Number. The authorized number of shares constituting the Series H Stock shall be one thousand (1,000).

     3. Ranking. The Series H Stock shall rank, as to dividends and upon liquidation, dissolution, winding-up or otherwise, senior and prior to the Common Stock and to all other classes or series of stock issued by the Corporation, other than with respect to the Corporation's Series C Cumulative Accelerating Redeemable Preferred Stock (the "Series C Stock"), the Corporation's Series D Cumulative Accelerating Redeemable Preferred Stock (the "Series D Stock"), and the Corporation's Series E Cumulative Accelerating Redeemable Preferred Stock (the "Series E Stock"). The Series H Stock will rank, as to dividends and upon liquidation, dissolution, winding-up and otherwise, pari passu with the Series C Stock and the Series D Stock. The Series H Stock will rank as to liquidation, dissolution, winding-up and otherwise pari passu with the Series E Stock; provided, however, that the Series H Stock will rank senior and prior to the Series E Stock as to any dividends provided for in the Series H Stock. (All equity securities of the Corporation to which the Series H Stock ranks prior, whether with respect to dividends or upon liquidation, dissolution, winding up or otherwise, including the Common Stock, are collectively referred to herein as "Junior Securities"; all equity securities of the Corporation with which the Series H Stock ranks on a parity (including the Series C Stock and the Series D Stock as to liquidation, dissolution, winding-up and dividends, and as to the Series E Stock upon liquidation, dissolution and winding-up, but not as to dividends), are collectively referred to herein as "Parity Securities.") The Corporation shall not have or create any class of stock ranking on parity with, or senior to, the Series H Stock without the affirmative vote of the holders of a majority of the shares of Series H Stock, voting separately as a class.

     4. Dividends.

     (a) Dividend Accrual and Payment. From and after the date of the initial issuance of the Series H Stock by the Corporation (the "Original Issue Date"), compounding cumulative cash dividends shall accrue on a daily basis on the shares of Series H Stock at the initial annual rate (subject to reset in accordance with Section 4 (e)) of 8% per share (expressed as a percentage of the $2,000 per share liquidation preference (the "Dividend Rate")). The holders of shares of Series H Stock shall be entitled to receive such dividends when and as declared by the Board, in cash, out of assets legally available for such purpose, quarterly in arrears on the thirtieth (30th) day of March, June, September and December of each year (each of such dates being a "Dividend Payment Date"). Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board at the time such dividend is declared, provided, however, that such date shall not be more than sixty (60) nor less than ten (10) days prior to the applicable Dividend Payment Date. Dividends on the Series H Stock shall be cumulative so that if, for any dividend accrual period, cash dividends at the rate hereinabove specified are not declared and paid or set aside for payment, the amount of accrued but unpaid dividends shall accumulate with interest at the then applicable Dividend Rate and shall be added to the dividends payable for subsequent dividend accrual periods and upon any redemption or conversion of shares of Series H Stock. If the Original Issue Date is on a date which does not coincide with a Dividend Payment Date, then the initial dividend accrual period applicable to such shares shall be the period from the Original Issue Date through whichever of March, June, September or December next occurs after the Original Issue Date. If the date fixed for payment of a final liquidating distribution on any shares of Series H Stock, or the date on which any shares of Series H Stock are redeemed or converted into Common Stock, does not coincide with a Dividend Payment Date, then subject to the provisions hereof relating to such payment, redemption or conversion, the final dividend accrual period applicable to such shares shall be the period from whichever of March, June, September or December most recently precedes the date of such payment, conversion or redemption through the effective date of such payment, conversion or redemption. The rate at which dividends are paid shall be adjusted for any combinations or divisions or similar recapitalizations affecting the shares of Series H Stock. So long as any shares of Series H Stock are outstanding, (i) the amount of all dividends paid with respect to the shares of Series H Stock pursuant to this Section 4(a) shall be paid pro rata to the holders entitled thereto and (ii) holders of the shares of Series H Stock shall be entitled to receive the dividends provided for in this Section 4(a) in preference to and in priority over any dividends upon any Junior Securities.

     (b) Dividend Limitation on Parity Securities. No full dividends shall be declared by the Board or paid or set apart for payment by the Corporation on any Parity Securities for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum set apart sufficient for such payment on the Series H Stock for all dividend payment periods terminating on or prior to the date of payment of such full dividends on such Parity Securities. If any dividends are not paid in full, as aforesaid, upon the shares of Series H Stock and any Parity Securities, all dividends declared upon shares of Series H Stock and any Parity Securities shall be declared pro rata so that the amount of the dividends declared per share of Series H Stock and such Parity Securities shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the Series H Stock and such Parity Securities bear to each other.

     (c) Dividend Limitation on Junior Securities. So long as any shares of Series H Stock are outstanding, the Corporation shall not declare, pay or set apart for payment, any dividend on any Junior Securities or make any payment on account of, or set apart for payment, money for a sinking or other similar fund for, the purchase, redemption or other retirement of, any Junior Securities or any warrants, rights, calls or options exercisable or exchangeable for or convertible into any Junior Securities, or make any distribution in respect thereof, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends payable in Junior Securities to the holder of Junior Securities), unless prior to, or concurrently with, such declaration, payment, setting apart for payment, purchase, redemption (or other retirement) or distribution, as the case may be, all accrued and unpaid dividends on the shares of Series H Stock not paid on the dates provided for in Section 4(a) hereof shall have been paid in full in cash.

     (d) Dividends on Fractional Shares. Each fractional share of Series H Stock outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series H Stock pursuant to
Section 4(a) hereof, and all such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared), and shall be payable in the same manner and at such times as provided for in Section 4(a) hereof with respect to dividends on each outstanding share of Series H Stock.

     (e) Dividend Rate Adjustment. If less than 75% of the shares of the Series H Preferred Stock have been converted into shares of Common Stock (in accordance with Section 6), or have not been redeemed by the Company (in accordance with
Section 8) by the date that is thirty (30) months after the Original Issue Date (the "Dividend Reset Date"), the Dividend Rate of the Series H Preferred Stock will increase to 12% per annum effective as of the Dividend Reset Date.

     5. Liquidation

     (a) Liquidation Procedure. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of shares of Series H Stock shall be entitled, before any distribution or payment is made upon any Junior Securities, to be paid an amount equal to (i) $2,000 per share of Series H Stock, representing the liquidation preference per share of the Series H Stock (as adjusted for any combinations, divisions or similar recapitalizations affecting the shares of Series H Stock) (the "Series H Stock Issue Price"), plus (ii) all accrued and unpaid dividends on the Series H Stock to such date (together with the Series H Stock Issue Price, the "Liquidation Amount"). If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of shares of Series H Stock and Parity Securities shall be insufficient to permit payment in full to the holders of shares of Series H Stock and any Parity Securities of the distributions to which they are entitled, then the holders of all such securities shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of outstanding shares of Series H Stock and Parity Securities are entitled were paid in full. A consolidation or merger of the Corporation with or into any other corporation or corporations or other entity (other than a merger in which the Corporation is the survivor and the stockholders of the Corporation prior to such merger own more than a majority of the voting securities of the Corporation following such merger), a transaction or a series of related transactions in which the stockholders of the Corporation transfer a majority of the voting securities of the Corporation to any person or a sale, lease or transfer of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution, or winding up of the Corporation as those terms are used in this Section 5. The Corporation shall provide to holders of shares of Series H Stock thirty (30) days' prior written notice of any such sale, conveyance, exchange, transfer, consolidation or merger.

     (b) Remaining Assets. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after the holders of shares of Series H Stock shall have been paid in full the Liquidation Amount, the remaining assets of the Corporation may be distributed ratably per share in order of preference to the holders of Junior Securities in accordance with their respective terms.

     (c) Notice of liquidation. Written notice of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, stating a payment date, the amount of the Liquidation Amount and the place where said Liquidation Amount shall be payable, shall be given by mail, postage prepaid, not less than thirty (30) days prior to the payment date stated therein, to each holder of record of shares of Series H Stock at his, her or its post office addresses as shown by the records of the Corporation.

     (d) Fractional Shares. The Liquidation Amount with respect to each outstanding fractional share of Series H Stock shall be equal to a ratably proportionate amount of the Liquidation Amount with respect to each outstanding share of Series H Stock.

     6. Conversion. The holders of shares of Series H Stock shall have the following conversion rights:

     (a) Conversion. Subject to the limitations set forth below, each share of the Series H Stock shall be convertible at any time in whole, but not in part, unless previously redeemed, at the option of the holder of record thereof, into the number of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing (i) the aggregate liquidation preference of the shares of Series H Stock being converted by (ii) the Conversion Price (as defined in Section 6(b) below) then in effect upon surrender to the Corporation or its transfer agent of the certificate or certificates representing the Series H Stock to be converted, as provided below, or if the holder notifies the Corporation or its transfer agent that such certificate or certificates have been lost, stolen or destroyed, upon the execution and delivery of an agreement satisfactory to the Corporation to indemnify the Corporation from any losses incurred by it in connection therewith. The conversion rights herein provided shall be apportioned ratably among the holders of the Series H Stock in proportion to the number of shares of Series H Stock owned by such holders.

     (b) Conversion Price; Converted Shares. The initial conversion price of each share of Series H Stock shall be equal to the greater of (x) the Market Price (as defined below) of the Common Stock on the Original Issue Date or (y) $0.75 (the "Initial Conversion Price") (the Initial Conversion Price, as it may be adjusted pursuant to the terms of this Section 6(b) and Section 7, is referred to as the "Conversion Price"). If any fractional interest in a share of Common Stock would be deliverable upon conversion of Series H Stock, the Corporation shall pay in lieu of such fractional share an amount in cash equal to the Conversion Price of such fractional share (computed to the nearest one hundredth of a share) in effect at the close of business on the date of conversion. Any shares of Series H Stock which have been converted shall be cancelled and all dividends on converted shares of Series H Stock shall cease to accrue and the certificates representing shares of Series H Stock so converted shall represent the right to receive (i) such number of shares of Common Stock into which such shares of Series H Stock are convertible, plus (ii) cash payable for any fractional share, plus (iii) all accrued but unpaid dividends relating to such shares of Series H Stock through the date of conversion. Upon the conversion of shares of Series H Stock as provided in this Section 6, the Corporation shall promptly pay all amounts described in the previous sentence to the holder of the shares of Series H Stock being converted. The Board shall at all times, so long as any shares of Series H Stock remain outstanding, reserve a sufficient number of authorized but unissued shares of Common Stock to be issued in satisfaction of the conversion rights and privileges aforesaid.

     As used herein, "Market Price" means, with respect to the shares of Common Stock, (a) if the shares are listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the last reported sales price as reported on such exchange or Market;
(b) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar service if NASDAQ is not reporting such information; (c) if the shares are not listed or admitted for trading on any national securities exchange or included in The Nasdaq National Market or Nasdaq SmallCap Market or quoted by NASDAQ or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, the bid and asked quotation shall be obtained from two market makers and the average of the lowest bid and highest asked quotation). In the absence of any available public quotations for the Common Stock, the Board shall determine in good faith the fair value of the Common Stock, which determination shall be set forth in a certificate by the Secretary of the Corporation.

     (c) Mechanics of Conversion. In the case of a conversion, before any holder of Series H Stock shall be entitled to convert the same into shares of Common Stock, it shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or its transfer agent for the Series H Stock, and shall give written notice to the Corporation of the election to convert the same and shall state therein the name or names in which the certificate of certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter and in any case within five
(5) business days of the Corporation's receipt of the notice of conversion, issue and deliver at such office to such holder of Series H Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid; provided that such holder or nominee(s), as the case may be, shall be deemed to be the owner of record of such Common Stock as of the date that written notice is given to the Corporation of such holder's properly completed and executed election to convert and the surrender of the certificates representing the Series H Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent (or an indemnification agreement as set forth in Section 6(a) hereof in case such certificates have been lost, stolen or destroyed). A certificate or certificates will be issued for the remaining shares of Series H Stock in any case in which fewer than all of the shares of Series H Stock represented by a certificate are converted.

     (d) Issue Taxes. The Corporation shall pay all issue taxes and documentary stamp taxes, if any, incurred in respect of the issue of shares of Common Stock on conversion. If a holder of shares surrendered for conversion specifies that the shares of Common Stock to be issued on conversion are to be issued in a name or names other than the name or names in which such surrendered shares stand, then the Corporation shall not be required to pay any transfer or other taxes incurred by reason of the issuance of such shares of Common Stock to the name of another, and if the appropriate transfer taxes shall not have been paid to the Corporation or the transfer agent for the Series H Stock at the time of surrender of the shares involved, the shares of Common Stock issued upon conversion thereof may be registered in the name or names in which the surrendered shares were registered, despite the instructions to the contrary.

     (e) Valid Issuance. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, free from preemptive rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     7. Adjustment of Conversion Price. The number and kind of securities issuable upon the conversion of the Series H Stock and the Conversion Price shall be subject to adjustment from time to time in accordance with the following provisions:

     (a) Certain Definitions. For purposes of this Certificate:

          (i) The term "Additional Shares of Common Stock" shall mean all shares of Common Stock issued, or deemed to be issued by the Corporation pursuant to paragraph (g) of this Section 7, after the Original Issue Date except:

               (A) shares of Common Stock issuable upon conversion of, or distributions with respect to, the Series C Stock (or any shares of Preferred Stock into which such shares of Series C Stock are exchanged), Series D Stock, Series E Stock (or any shares of Preferred Stock into which such shares of Series E Stock are exchanged) and Series H Stock (the "Preferred Common Stock");

               (B) shares of Common Stock issuable upon the exercise of Options (as defined below);

               (C) up to 3,000,000 shares of Common Stock issuable upon the exercise of stock options or other awards made or denominated in shares of Common Stock granted under the OnCure Technologies Corp. 2001 Stock Option Plan, or any successor plan; provided that the exercise price of each such stock option and the exercise price for each other award made or denominated in shares of Common Stock is no less than the Market Price of the Common Stock on the date of the grant of such stock option (the "Management Options");

                    (ii) The term "Options" shall mean any and all rights,
               options or warrants (other than the Management Options) to subscribe for, purchase or otherwise in any manner acquire Common Stock issued and outstanding as of the Original Issue Date; and

                    (iii) The term "Other Common Stock" shall mean the total
               number of shares of Common Stock outstanding at the time of determination as well as the total number of shares of Preferred Common Stock, and shares of Common Stock issuable upon exercise of Management Options and Options.

     (b) Reorganization, Reclassification. In the event of a reorganization, share exchange, or reclassification, other than a change in par value, or from par value to no par value, or from no par value to par value, each share of Series H Stock shall, after such reorganization, share exchange or reclassification, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series H Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series H Stock immediately prior to such reorganization, share exchange or reclassification.

     (c) Consolidation, Merger. In the event of a merger or consolidation to which the Corporation is a party, each share of Series H Stock shall, after such merger or consolidation, be convertible at the option of the holder into the kind and number of shares of stock and/or other securities, cash or other property which the holder of such share of Series H Stock would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of such share of Series H Stock immediately prior to such consolidation or merger.

     (d) Subdivision or Combination of Shares. In case outstanding shares of Common Stock shall be subdivided, the Conversion Price shall be proportionately reduced as of the effective date of such subdivision, or as of the date a record is taken of the holders of Common Stock for the purpose of so subdividing, whichever is earlier. In case outstanding shares of Common Stock shall be combined, the Conversion Price shall be proportionately increased as of the effective date of such combination, or as of the date a record is taken of the holders of Common Stock for the purpose of so combining, whichever is earlier.

     (e) Stock Dividends. In case shares of Common Stock are issued as a dividend or other distribution on the Common Stock, then upon conversion of the shares of Series H Stock, the holder of such converted Series H Stock shall be entitled to receive, in addition to the number of shares of Common Stock such holder is entitled to receive based on the Conversion Price then in effect, that kind and number of shares of stock which such holder would have been entitled to receive if the holder had held the Common Stock issuable upon conversion of its Series H Stock as of the date a record is taken of the holders of Common Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the earliest of the date of such declaration, payment or other distribution).

     (f) Issuance of Additional Shares of Common Stock. If the Corporation shall issue any Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to paragraph (g) below) after the Original Issue Date (other than as provided in the foregoing subsections (b) through (e)), for no consideration or for a consideration per share less than the Conversion Price in effect on the date of and immediately prior to such issue, and the amount of Additional Shares of Common Stock issued by the Company exceeds 1% of the total number of shares of Other Common Stock and Common Stock outstanding immediately prior to such issuance, then in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price equal to the price paid per share for such Additional Shares of Common Stock.


     (g) Deemed Issue of Additional Shares of Common Stock. If the Corporation at any time or from time to time after the Original Issue Date shall issue any options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein designed to protect against dilution) of Common Stock issuable upon the exercise of such options, or, in the case of convertible securities and options therefor, the conversion or exchange of such convertible securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue of options or convertible securities or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

          (i) no further adjustments in the Conversion Price shall be made upon the subsequent issue of convertible securities or shares of Common Stock upon the exercise of such options or the issue of Common Stock upon the conversion or exchange of such convertible securities;

          (ii) if such options or convertible securities by their terms provide, with the passage of time or otherwise, for any increase or decrease in the consideration payable to the Corporation, or increase or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issuance of such options or convertible securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, upon any such increase or decrease becoming effective, shall be recomputed to reflect such increase or decrease insofar as it affects such options or the rights of conversion or exchange under such convertible securities (provided, however, that no such adjustment of the Conversion Price shall affect Common Stock previously issued upon conversion of the Series H Stock);

          (iii) upon the expiration of any such options or any rights of conversion or exchange under such convertible securities which shall not have been exercised, the Conversion Price computed upon the original issue of such options or convertible securities (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

               (A) in the case of options or convertible securities, the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such options or the conversion or exchange of such convertible securities and the consideration received therefor was the consideration actually received by the Corporation (x) for the issue of all such options, whether or not exercised, plus the consideration actually received by the Corporation upon exercise of the options or (y) for the issue of all such convertible securities which were actually converted or exchanged plus the additional consideration, if any, actually received by the Corporation upon the conversion or exchange of the convertible securities; and

               (B) in the case of options for convertible securities, only the convertible securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such options, whether or not exercised, plus the consideration deemed to have been received by the Corporation upon the issue of the convertible securities with respect to which such options were actually exercised.

          (iv) No readjustment pursuant to clause (ii) or (iii) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (x) the Conversion Price on the original adjustment date or
     (y) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

          (v) In the case of any options which expire by their terms not more than 90 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such options, whereupon such adjustment shall be made in the same manner provided in clause (iii) above.

     (h) Determination of Consideration. For purposes of this Section 7, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

     (i) Cash and Property. Such consideration shall:

               (A) insofar as it consists of cash, be the aggregate amount of cash received by the Corporation; and

               (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of the issue, as determined in good faith by the vote of a majority of the Board or if the Board cannot reach such agreement, by a qualified independent public accounting firm, other than the accounting firm then engaged as the Corporation's independent auditors.

          (ii) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to paragraph (g) above, relating to options and convertible securities shall be determined by dividing:

               (A) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such options or convertible securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) payable to the Corporation upon the exercise of such options or the conversion or exchange of such convertible securities, or in the case of options for convertible securities, the exercise of such options for convertible securities and the conversion or exchange of such convertible securities, by

               (B) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein designed to protect against dilution) issuable upon the exercise of such options or conversion or exchange of such convertible securities.

          (i) Other Provisions Applicable to Adjustment Under this Section. The following provisions will be applicable to the adjustments in Conversion Price as provided in this Section 7:

               (i) Treasury Shares. The number of shares of Common Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Corporation.

               (ii) Other Action Affecting Common Stock. If the Corporation shall take any action affecting the outstanding number of shares of Common Stock other than an action described in any of the foregoing subsections 7(b) to 7(g) hereof, inclusive, which would have an inequitable effect on the holders of Series H Stock, then the Conversion Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

               (iii) Minimum Adjustment. No adjustment of the Conversion Price shall be made if the amount of any such adjustment would be an amount less than one percent (1%) of the Conversion Price then in effect, but any such amount shall be carried forward and an adjustment in respect thereof shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate an increase or decrease of one percent (1%) or more.

               (iv) Certain Adjustments. The Conversion Price shall not be adjusted upward except in the event of a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock or in the event of a readjustment of the Conversion Price pursuant to Section 7(g)(ii) or (iii).

     (j) Notices of Adjustments. Whenever the Conversion Price is adjusted as herein provided, an officer of the Corporation shall compute the adjusted Conversion Price in accordance with the foregoing provisions and shall prepare a written certificate setting forth such adjusted Conversion Price and showing in detail the facts upon which such adjustment is based, and such written instrument shall promptly be delivered to the recordholders of the Series H Stock.

     8. Redemption

     (a) Redemption by the Corporation. The Series H Stock may be redeemed, at the option of the Corporation upon not less than 30 days' prior written notice, in whole or in part, at a price per share equal to one hundred percent (100%) of the Series H Stock Issue Price plus all accrued and unpaid dividends to the date of redemption (the date the Corporation redeems the Series H Stock, whether at the option of the Corporation pursuant to this Section 8(a) or at the option of any holder of Series H Stock pursuant to Section 8(b) below, is referred to herein as the "Redemption Date") provided that the holders of the Series H Stock shall be able to exercise the conversion rights described in Section 6 hereof at any time prior to the Redemption Date.

     (b) Redemption at the Option of the Holders. If all of the outstanding shares of the Series H Stock are not redeemed, or have not converted into Common Stock, by the fifth anniversary of the Original Issue Date, then any holder of shares of Series H Stock shall have the right to require the Corporation to redeem no later than thirty (30) days after written notice is delivered to the Corporation (the "Holders' Redemption Demand") all or any portion of the Series H Stock owned by such holder or holders at a price per share equal to one hundred percent (100%) of the Series H Stock Issue Price, plus all accrued and unpaid dividends on the shares of Series H Stock, to be so redeemed to the Redemption Date.

     (c) Redemption Procedure. On or prior to the Redemption Date, the Corporation shall deposit the Series H Stock Issue Price plus an amount equal to all accrued and unpaid dividends on all outstanding shares of Series H Stock to be so redeemed to the Redemption Date (the "Redemption Price") with a bank or trust corporation having aggregate capital and surplus in excess of $500,000,000 as a trust fund for the benefit of the holders of shares of Series H Stock, with irrevocable instructions and authority to the bank or trust corporation to pay the Redemption Price for such shares to their respective holders on or after the Redemption Date upon receipt of the certificate or certificates of the shares of Series H Stock to be redeemed. If the Corporation makes such deposit in full, from and after the Redemption Date, all rights of the holders of shares of Series H Stock as holders of shares of Series H Stock (except the right to receive the Redemption Price upon surrender of their certificate or certificates) shall cease as to those shares of Series H Stock being redeemed, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the Corporation does not make such deposit in full, all rights of the holders of shares of Series H Stock being redeemed as holders of shares of Series H Stock shall not cease as to any share until payment in full of the Redemption Price for such share being redeemed and until such time such share shall remain outstanding and shall be entitled to all the rights and preferences provided herein. If on the Redemption Date the funds of the Corporation legally available for redemption of shares of Series H Stock and Parity Securities required to be redeemed are insufficient to redeem the total number of shares of Series H Stock and Parity Securities to be redeemed on such date, then the Corporation will use those funds which are legally available therefor to redeem the maximum possible number of shares of Series H Stock and Parity Securities ratably among the holders of such securities to be redeemed based upon their holdings of Series H Stock and Parity Securities, as applicable. Payments shall first be applied against accrued and unpaid dividends, and thereafter against the remainder of the Redemption Price. The shares of Series H Stock not redeemed shall remain outstanding and entitled to all the rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series H Stock, such funds will immediately be used to redeem the balance of the shares of Series H Stock to be redeemed. No dividends or other distributions shall be declared or paid on, nor shall the Corporation redeem, purchase or acquire any Junior Securities, unless the Redemption Price of all shares of Series H Stock to be redeemed shall have been paid in full.

     (d) Failure to Redeem. If the Corporation shall fail at any time to discharge its obligation to redeem shares of Series H Stock pursuant to Section 8(b) (a "Mandatory Redemption Obligation"), such Mandatory Redemption Obligation shall be discharged as soon as the Corporation is able to discharge such Mandatory Redemption Obligation. If and for so long as any Mandatory Redemption Obligations shall not fully be discharged, the Corporation shall not (i) directly or indirectly, purchase, redeem or discharge any mandatory redemption, sinking fund or other similar obligation in respect of any Parity Securities or any warrants, rights or options exercisable for or convertible into any Parity Securities (except in connection with a mandatory redemption, sinking fund or other similar obligation to be satisfied pro rata with any Mandatory Redemption Obligation relating to the Series H Stock) or (ii) declare or pay any dividend or make any distribution on, or, directly or indirectly, purchase, redeem or discharge any such mandatory redemption, sinking fund or other similar obligation in respect of any Junior Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities.

     9. Preemptive Rights.

     (a) For so long as any shares of Series H Stock are outstanding, prior to seeking financing consisting of the issuance or sale of any shares of Common Stock or Preferred Stock, including securities convertible into, or exercisable or exchangeable for, any shares of Common Stock or Preferred Stock (other than (i) for the purpose of acquiring another business or merging with another Person (as defined below) in a transaction approved by the Board, (ii) to the Corporation's lenders in connection with any debt financing, (iii) which is made pursuant to an underwritten public offering pursuant to a registration statement declared effective by the Securities and Exchange Commission, (iv) upon the exercise of the Management Options, (v) upon the exercise of Options, (vi) in exchange for existing securities of the Corporation, (vii) upon the conversion of the Series C Stock, Series D Stock or Series E Stock, or (viii) the issuance of Preferred Stock that is not convertible into Common Stock)(the "Equity Financing," and the securities to be issued in connection therewith, the "Equity Securities"), the Corporation shall first give to each holder of Series H Stock the opportunity (such opportunity being herein referred to as the "Preemptive Right") to purchase (on the same terms as such Equity Securities are proposed to be sold) the same proportion of such Equity Securities proposed to be sold by the Corporation as equals such holder's percentage of the outstanding Common Stock held by such holder if the holder had held the Common Stock issuable upon conversion of the shares of Series H Stock immediately prior to the day preceding the date of the Preemptive Notice (as defined herein).

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or any other entity or organization including a government or political subdivision or any agency or instrumentality thereof.

     (b) At least thirty (30) days prior to the issuance by the Corporation of any Equity Securities, the Corporation shall give written notice thereof (the "Preemptive Notice") to each holder of Series H Stock. The Preemptive Notice shall specify (i) the name and address of the bona fide investor to whom the Corporation proposes to issue or sell Equity Securities, (ii) the total amount of capital to be raised by the Corporation pursuant to the issuance or sale of Equity Securities, (iii) the number of such Equity Securities proposed to be issued or sold, (iv) the price and other terms of their proposed issuance or sale, (v) the number of such Equity Securities which such holder is entitled to purchase (determined as provided in subsection (a) above), and (vi) the period during which such holder may elect to purchase such Equity Securities, which period shall extend for at least thirty (30) days following the receipt by such holder of the Preemptive Notice (the "Preemptive Acceptance Period"). Each holder of Series H Stock who desires to purchase Equity Securities shall notify the Corporation within the Preemptive Acceptance Period of the number of Equity Securities he wishes to purchase, as well as the number, if any, of additional Equity Securities he would be willing to purchase in the event that all of the Equity Securities subject to the Preemptive Right are not subscribed for by the other holders of Series H Stock.

     (c) During the Preemptive Acceptance Period, except as required by law, the Corporation and each holder of Series H Stock shall not discuss the proposed Equity Financing with any other person, other than officers, directors and employees of the Corporation; provided, however, that nothing contained herein shall prohibit the Company or Investor from discussing the proposed Equity Financing with counsel.

     (d) In the event a holder of Series H Stock declines to subscribe for all or any part of its pro rata portion of any Equity Securities which are subject to the Preemptive Right (the "Declining Preemptive Purchaser") during the Preemptive Acceptance Period, then the other holders of Series H Stock shall have the right to subscribe for all (or any declined part) of the Declining Preemptive Purchaser's pro rata portion of such Equity Securities (to be divided among the other holders of Series H Stock desiring to exercise such right on a ratable basis).

     (e) After the conclusion of the Preemptive Acceptance Period, any Equity Securities which none of the holders elect to purchase in accordance with the provisions of this Section 9, may be sold by the Corporation, within a period of four (4) months after the expiration of the Preemptive Acceptance Period, to any other person or persons at not less than the price and upon other terms and conditions not less favorable to the Corporation than those set forth in the Preemptive Notice.

     10. Voting Rights.

     (a) Holders of Series H Stock shall be entitled to notice of any stockholder's meeting. Except as otherwise required by law or provided herein, at any annual or special meeting of the Corporation's stockholders, or in connection with any written consent in lieu of any such meeting, each outstanding share of Series H Stock shall be entitled to the number of votes equal to the number of full shares of Common Stock into which such share of Series H Stock is then convertible. Except as otherwise required by law or provided herein, the holders of Series H Stock shall vote together with the holders of Common Stock as a single class with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration.

     (b) In addition to any other vote or consent of stockholders provided by law or by the Corporation's Articles of Incorporation, the Corporation shall not, without the approval by vote or written consent of the holders of not less than a majority of the then outstanding shares of Series H Stock:

          (i) amend, waive or repeal any provisions of, or add any provision to,
     (x) this Certificate or (y) any provision of the Articles of Incorporation or By-Laws of the Corporation or any other certificate of designation filed by the Corporation with the Department of State of the State of Delaware, in each case in a manner that would adversely effect or impair the rights of the holders of the Series H Stock;

          (ii) merge or consolidate with any other corporation, other than a merger in which the Corporation is the survivor and the stockholders of the Corporation immediately prior thereto continue to represent at least fifty percent (50%) of the combined voting power of the voting securities of the Corporation outstanding immediately after such merger or consolidation; or

          (iii) increase or decrease the authorized shares of Series H Stock.

     11. Shares to be Retired. All shares of the Series H Stock redeemed, converted, exchanged or purchased by the Corporation shall be retired and canceled and shall not be restored to the status of authorized but unissued shares of Preferred Stock and may not thereafter be reissued.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by its authorized officer, this 18th day of March, 2003.



                                   By: /s/ Jeffrey A. Goffman
                                       -------------------------------------
                                       Jeffrey A. Goffman
                                       President and Chief Executive Officer

                                                                       Exhibit C



                                     BY-LAWS

                                       OF

                              ONCURE MEDICAL CORP.


                                    ARTICLE I

                                     OFFICES

         Section 1.1. Registered Office. The registered office of the Corporation within the State of Delaware shall be located at the principal place of business in said State of such corporation or the individual acting as the Corporation's registered agent in Delaware.

         Section 1.2. Other Offices. The Corporation may also have offices and places of business at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

         Section 2.1. Place of Meetings. All meetings of stockholders shall be held at the principal office of the Corporation, or at such other place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

         Section 2.2. Annual Meetings. The annual meeting of stockholders for the election of directors shall be held at such time on such day, other than a legal holiday, as the Board of Directors in each such year determines. At the annual meeting, the stockholders entitled to vote for the election of directors shall elect, by a plurality vote, the Board of Directors and transact such other business as may properly come before the meeting.

         Section 2.3. Special Meetings. Special meetings of stockholders, for any purpose or purposes, may be called by a majority of the Board of Directors. Any such request shall state the purpose or purposes of the proposed meeting. At any special meeting of stockholders, only such business may be transacted as is related to the purpose or purposes set forth in the notice of such meeting.

         Section 2.4. Notice of Meetings. Written notice of every meeting of stockholders, stating the place, date and hour thereof and, in the case of a special meeting of stockholders, the purpose or purposes thereof and the person or persons by whom or at whose direction such meeting has been called and such notice is being issued, shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Nothing herein contained shall preclude the stockholders from waiving notice as provided in Section 4.1 hereof.

         Section 2.5. Quorum. The holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote, represented in person or by proxy, shall be necessary to and shall constitute a quorum for the transaction of business at any meeting of stockholders. If, however, such quorum shall not be present or represented at any meeting of stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. Notwithstanding the foregoing, if after any such adjournment the Board of Directors shall fix a new record date for the adjourned meeting, or if the adjournment is for more than thirty (30) days, a notice of such adjourned meeting shall be given as provided in Section 2.4 of these By-Laws, but such notice may be waived as provided in Section 4.1 hereof.

         Section 2.6. Voting. At each meeting of stockholders, each holder of record of shares of stock entitled to vote shall be entitled to vote in person or by proxy, and each such holder shall be entitled to one vote for every share standing in his name on the books of the Corporation as of the record date fixed by the Board of Directors or prescribed by law and, if a quorum is present, a majority of the shares of such stock present or represented at any meeting of stockholders shall be the vote of the stockholders with respect to any item of business, unless otherwise provided by any applicable provision of law, by these By-Laws or by the Certificate of Incorporation.

         Section 2.7. Proxies. Every stockholder entitled to vote at a meeting or by consent without a meeting may authorize another person or persons to act for him by proxy. Each proxy shall be in writing executed by the stockholder giving the proxy or by his duly authorized attorney. No proxy shall be valid after the expiration of three (3) years from its date, unless a longer period is provided for in the proxy. Unless and until voted, every proxy shall be revocable at the pleasure of the person who executed it, or his legal representatives or assigns except in those cases where an irrevocable proxy permitted by statute has been given.

         Section 2.8. Consents. Whenever a vote of stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provision of statute, the Certificate of Incorporation or these By-Laws, the meeting, prior notice thereof and vote of stockholders may be dispensed with if the holders of shares having not less than the minimum number of votes that would have been necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted shall consent in writing to the taking of such action. Where corporate action is taken in such matter by less than unanimous written consent, prompt written notice of the taking of such action shall be given to all stockholders.

         Section 2.9. Stock Records. The Secretary or agent having charge of the stock transfer books shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order and showing the address of and the number and class and series, if any, of shares held by each. Such list, for a period of ten (10) days prior to such meeting, shall be kept at the principal place of business of the Corporation or at the office of the transfer agent or registrar of the Corporation and such other places as required by statute and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder at any time during the meeting.

                                   ARTICLE III

                                    DIRECTORS

         Section 3.1. Number. The number of directors of the Corporation which shall constitute the entire Board of Directors shall initially be fixed by the Incorporator and thereafter from time to time by a vote of a majority of the entire Board and shall be not less than one nor more than fifteen.

         Section 3.2. Resignation and Removal. Any director may resign at any time upon notice of resignation to the Corporation. Any director may be removed at any time by vote of the stockholders then entitled to vote for the election of directors at a special meeting called for that purpose, either with or without cause.

         Section 3.3. Newly Created Directorship and Vacancies. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the Board of Directors for any reason whatsoever shall be filled by vote of the Board. If the number of directors then in office is less than a quorum, such newly created directorships and vacancies may be filled by a vote of a majority of the directors then in office. Any director elected to fill a vacancy shall be elected until the next meeting of stockholders at which the election of directors is in the regular course of business, and until his successor has been elected and qualified.

         Section 3.4. Powers and Duties. Subject to the applicable provisions of law, these By-Laws or the Certificate of Incorporation, but in furtherance and not in limitation of any rights therein conferred, the Board of Directors shall have the control and management of the business and affairs of the Corporation and shall exercise all such powers of the Corporation and do all such lawful acts and things as may be exercised by the Corporation.

         Section 3.5. Place of Meetings. All meetings of the Board of Directors may be held either within or without the State of Delaware.

         Section 3.6. Annual Meetings. An annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order to legally constitute the meeting, provided a quorum shall be present, or the newly elected directors may meet at such time and place as shall be fixed by the written consent of all of such directors.

         Section 3.7. Regular Meetings. Regular meetings of the Board of Directors may be held upon such notice or without notice, and at such time and at such place as shall from time to time be determined by the Board.

         Section 3.8. Special Meetings. Special meetings of the Board of Directors may be called by a majority of the Board of Directors. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

         Section 3.9. Notice of Meetings. Notice of each special meeting of the Board (and of each regular meeting for which notice shall be required) shall be given by the Secretary or an Assistant Secretary and shall state the place, date and time of the meeting. Notice of each such meeting shall be given orally or shall be mailed to each director at his residence or usual place of business. If notice of less than three (3) days is given, it shall be oral, whether by telephone or in person, or sent by special delivery mail or telegraph. If mailed, the notice shall be given when deposited in the United States mail, postage prepaid. Notice of any adjourned meeting, including the place, date and time of the new meeting, shall be given to all directors not present at the time of the adjournment, as well as to the other directors unless the place, date and time of the new meeting is announced at the adjourned meeting. Nothing herein contained shall preclude the directors from waiving notice as provided in
Section 4.1 hereof.

         Section 3.10. Quorum and Voting. At all meetings of the Board of Directors, a majority of the entire Board shall be necessary to, and shall constitute a quorum for, the transaction of business at any meeting of directors, unless otherwise provided by any applicable provision of law, by these By-Laws, or by the Certificate of Incorporation. The act of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors, unless otherwise provided by an applicable provision of law, by these By-Laws or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, until a quorum shall be present.

         Section 3.11. Compensation. The Board of Directors, by the affirmative vote of a majority of the directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the Corporation as directors, officers or otherwise.

         Section 3.12. Books and Records. The directors may keep the books of the Corporation, except such as are required by law to be kept within the state, outside of the State of Delaware, at such place or places as they may from time to time determine.

         Section 3.13. Action without a Meeting. Any action required or permitted to be taken by the Board, or by a committee of the Board, may be taken without a meeting if all members of the Board or the committee, as the case may be, consent in writing to the adoption of a resolution authorizing the action. Any such resolution and the written consents thereto by the members of the Board or committee shall be filed with the minutes of the proceedings of the Board or committee.

         Section 3.14. Telephone Participation. Any one or more members of the Board, or any committee of the Board, may participate in a meeting of the Board or committee by means of a conference telephone call or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

         Section 3.15. Committees of the Board. The Board, by resolution adopted by a majority of the entire Board, may designate one or more committees, each consisting of one or more directors. The Board may designate one or more directors as alternate members of any such committee. Such alternate members may replace any absent member or members at any meeting of such committee. Each committee (including the members thereof) shall serve at the pleasure of the Board and shall keep minutes of its meetings and report the same to the Board. Except as otherwise provided by law, each such committee, to the extent provided in the resolution establishing it, shall have and may exercise all the authority of the Board with respect to all matters.

                                   ARTICLE IV

                                     WAIVER

         Section 4.1. Waiver. Whenever a notice is required to be given by any provision of law, by these By-Laws, or by the Certificate of Incorporation, a waiver thereof in writing, whether before or after the time stated therein, shall be deemed equivalent to such notice. In addition, any stockholder attending a meeting of stockholders in person or by proxy without protesting prior to the conclusion of the meeting the lack of notice thereof to him or her, and any director attending a meeting of the Board of Directors without protesting prior to the meeting or at its commencement such lack of notice, shall be conclusively deemed to have waived notice of such meeting.

                                    ARTICLE V

                                    OFFICERS

         Section 5.1. Executive Officers. The officers of the Corporation shall be a President or Chief Executive Officer, a Secretary and a Treasurer. Any person may hold two or more of such offices. The officers of the Corporation shall be elected annually (and from time to time by the Board of Directors, as vacancies occur), at the annual meeting of the Board of Directors following the meeting of stockholders at which the Board of Directors was elected.

         Section 5.2. Other Officers. The Board of Directors may appoint such other officers and agents, including Vice Presidents, Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, as it shall at any time or from time to time deem necessary or advisable.

         Section 5.3. Authorities and Duties. All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of business and affairs of the Corporation as may be provided in these By-Laws, or, to the extent not so provided, as may be prescribed by the Board of Directors.

         Section 5.4. Tenure and Removal. The officers of the Corporation shall be elected or appointed to hold office until their respective successors are elected or appointed. All officers shall hold office at the pleasure of the Board of Directors, and any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors for cause or without cause at any regular or special meeting.

         Section 5.5. Vacancies. Any vacancy occurring in any office of the Corporation, whether because of death, resignation or removal, with or without cause, or any other reason, shall be filled by the Board of Directors.

         Section 5.6. Compensation. The salaries and other compensation of all officers and agents of the Corporation shall be fixed by or in the manner prescribed by the Board of Directors.

         Section 5.7. President; Chief Executive Officer. The President or Chief Executive Officer shall have general charge of the business and affairs of the Corporation, subject to the control of the Board of Directors, and shall preside at all meetings of the stockholders and directors. The President or Chief Executive Officer shall perform such other duties as are properly required by him or her by the Board of Directors.

         Section 5.8. Vice President. Each Vice President, if any, shall perform such duties as may from time to time be assigned to him by the Board of Directors.

         Section 5.9. Secretary. The Secretary shall attend all meetings of the stockholders and all meetings of the Board of Directors and shall record all proceedings taken at such meetings in a book to be kept for that purpose; the Secretary shall see that all notices of meetings of stockholders and meetings of the Board of Directors are duly given in accordance with the provisions of these By-Laws or as required by law; the Secretary shall be the custodian of the records and of the corporate seal or seals of the Corporation; the Secretary shall have authority to affix the corporate seal or seals to all documents, the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed it may be attested by the Secretary's signature; and in general, the Secretary shall perform all duties incident to the office of the Secretary of a corporation, and such other duties as the Board of Directors may from time to time prescribe.

         Section 5.10. Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit, or cause to be deposited, in the name and to the credit of the Corporation, all moneys and valuable effects in such banks, trust companies, or other depositories as shall from time to time be selected by the Board of Directors. The Treasurer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation; the Treasurer shall render to the President or Chief Executive Officer and to each member of the Board of Directors, whenever requested, an account of all of his transactions as Treasurer and of the financial condition of the Corporation; and in general, the Treasurer shall perform all of the duties incident to the office of the Treasurer of a corporation, and such other duties as the Board of Directors may from time to time prescribe.

         Section 5.11. Other Officers. The Board of Directors may also elect or may delegate to the President or Chief Executive Officer the power to appoint such other officers as it may at any time or from time to time deem advisable, and any officers so elected or appointed shall have such authority and perform such duties as the Board of Directors or the President or the Chief Executive Officer, if he or she shall have appointed them, may from time to time prescribe.

                                   ARTICLE VI

           PROVISIONS RELATING TO STOCK CERTIFICATES AND STOCKHOLDERS

         Section 6.1. Form and Signature. The shares of the Corporation shall be represented by a certificate signed by the Chairman of the Board or President or Chief Executive Officer or any Vice President and by the Secretary or any Assistant Secretary or the Treasurer or any Assistant Treasurer, and shall bear the seal of the Corporation or a facsimile thereof. Each certificate representing shares issued by the Corporation (after the effective date of the Corporation's reincorporation) shall state upon its face (a) that the Corporation is formed under the laws of the State of Delaware, (b) the name of the person or persons to whom it is issued, (c) the number of shares which such certificate represents and (d) the par value, if any, of each share represented by such certificate.

         Section 6.2. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares of stock to receive dividends or other distributions, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of stock, and shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person.

         Section 6.3. Transfer of Stock. Upon surrender to the Corporation or the appropriate transfer agent, if any, of the Corporation, of a certificate representing shares of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and, in the event that the certificate refers to any agreement restricting transfer of the shares which it represents, proper evidence of compliance with such agreement, a new certificate shall be issued to the person entitled thereto, and the old certificate cancelled and the transaction recorded upon the books of the Corporation.

         Section 6.4. Lost Certificates, etc. The Corporation may issue a new certificate for shares in place of any certificate theretofore issued by it, alleged to have been lost, mutilated, stolen or destroyed, and the Board of Directors may require the owner of such lost, mutilated, stolen or destroyed certificate, or such owner's legal representatives, to make an affidavit of the fact and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, mutilation, theft or destruction of any such certificate or the issuance of any such new certificate.

         Section 6.5. Record Date. For the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to express written consent to any corporate action without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of any such meeting, nor more than sixty (60) days prior to any other action.

         Section 6.6. Regulations. Except as otherwise provided by law, the Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient, concerning the issue, transfer and registration of certificates for the securities of the Corporation. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars and may require all certificates for shares of capital stock to bear the signature or signatures of any of them.

                                   ARTICLE VII

                               GENERAL PROVISIONS

         Section 7.1. Dividends and Distributions. Dividends and other distributions upon or with respect to outstanding shares of stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, bonds, property, or in stock of the Corporation. The Board shall have full power and discretion, subject to the provisions of the Certificate of Incorporation or the terms of any other corporate document or instrument to determine what, if any, dividends or distributions shall be declared and paid or made.

         Section 7.2. Checks, etc. All checks or demands for money and notes or other instruments evidencing indebtedness or obligations of the Corporation shall be signed by such officer or officers or other person or persons as may from time to time be designated by the Board of Directors.

         Section 7.3. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation and the words "Corporate Seal Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

         Section 7.4. Fiscal Year. The fiscal year of the Corporation shall be determined by the Board of Directors.

         Section 7.5. General and Special Bank Accounts. The Board may authorize from time to time the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may designate or as may be designated by any officer or officers of the Corporation to whom such power of designation may be delegated by the Board from time to time. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these By-Laws, as it may deem expedient.

                                  ARTICLE VIII

            INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

         Section 8.1. Indemnification by Corporation. To the extent permitted by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) the Corporation shall indemnify any person against any and all judgments, fines, and amounts paid in settling or otherwise disposing of actions or threatened actions, and expenses in connection therewith, incurred by reason of the fact that such person, such person's testator or intestate is or was a director or officer of the Corporation or of any other corporation of any type or kind, domestic or foreign, which such person served in any capacity at the request of the Corporation. To the extent permitted by law, expenses so incurred by any such person in defending a civil or criminal action or proceeding shall at such person's request be paid by the Corporation in advance of the final disposition of such action or proceeding.

                                   ARTICLE IX

                             ADOPTION AND AMENDMENTS

         Section 9.1. Power to Amend. These By-Laws may be amended or repealed and any new By-Laws may be adopted by the Board of Directors; provided that these By-Laws and any other By-Laws amended or adopted by the Board of Directors may be amended, may be reinstated, and new By-Laws may be adopted, by the stockholders of the Corporation entitled to vote at the time for the election of directors.

                                                                       Exhibit D




607.1301 DISSENTERS' RIGHTS; DEFINITIONS.--The following definitions apply to [ss][ss]607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to ss.607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302  RIGHT OF SHAREHOLDERS TO DISSENT.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party:

1. If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under [ss]607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of [ss]607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to [ss]607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in [ss]607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320  PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS.--

(1)(a) If a proposed corporate action creating dissenters' rights under ss.607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of [ss][ss]607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under ss.607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of [ss][ss]607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a) Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

[FRONT]

                            ONCURE TECHNOLOGIES CORP.
                            -------------------------
                                      PROXY
                                      -----
                         Special Meeting, April 21, 2003
                         -------------------------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints SHYAM B. PARYANI and JEFFREY A. GOFFMAN as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated on the reverse side, all shares of Common Stock, Series C Cumulative Accelerating Redeemable Preferred Stock, Series D Cumulative Accelerating Redeemable Preferred Stock, Series E Cumulative Accelerating Redeemable Preferred Stock and Series H Cumulative Accelerating Redeemable Preferred Stock of OnCure Technologies Corp. held on record by the undersigned at the close of business on March 18, 2003, at the Special Meeting of Shareholders to be held on April 21, 2003, and any adjournments thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

               (Continued and to be signed on the reverse side.)


                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.
   PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]


                                                                                       FOR          AGAINST        ABSTAIN

1. PROPOSAL TO APPROVE THE REINCORPORATION OF ONCURE TECHNOLOGIES CORP. AS A           [  ]           [  ]           [  ]
   DELAWARE CORPORATION (THE "REINCORPORATION") BY MERGING ONCURE TECHNOLGIES
   CORP. WITH AND INTO ONCURE MEDICAL CORP., A DELAWARE CORPORATION AND A
   WHOLLY-OWNED SUBSIDIARY OF ONCURE TECHNOLGIES CORP.



IN THEIR DISCRETION, THE NAMED PROXIES MAY VOTE ON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS
THEREOF.



SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE SPECIAL MEETING IN
ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS
DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE
TIME OF THE MAILING OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS TO THE
UNDERSIGNED.


The undersigned acknowledges receipt of the accompanying Proxy Statement dated March 21, 2003.



Signature of Shareholder:                    Date:              Signature of Shareholder:                  Date:
                         ------------------       ------------                           -----------------      ---------------
NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign.
When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
